Exhibit (c)-(3)

Project Haven DISCUSSION MATERIALS FOR THE SPECIAL COMMITTEE JUNE 15, 2020 CONFIDENTIAL | SUBJECT TO FURTHER REVIEW AND REVISION

Confidential | Subject to Further Review and Revision Table of Contents 2 Page 1. Executive Summary 6 2. Financial Analyses 12 Core Business 15 Zhuan Zhuan & ZLJ 21 3. Appendices 26 Recent Transactions & Implied Valuations of Selected LT Investments 27 Additional US - Listed Chinese Internet Companies Information 33 Selected Public Market Observations 41 Additional Classifieds Companies Information - Illustrative Only 59 Glossary 68 4. Disclaimer 70

Confidential | Subject to Further Review and Revision Selected Changes From the Special Committee Preliminary Discussion Materials Dated June 12, 2020 3 Prior Preliminary Discussion Materials June 12, 2020 (Market Data as of June 9, 2020) Current Discussion Materials June 15, 2020 (Market Data as of June 12, 2020) Change [1] Selected Companies Analysis Core Business: Selected Adjusted EBITDA Multiples CY 2020E CY 2021E CY 2022E 8.5x – 12.5x 6.0x – 10.0x 5.0x – 9.0x 8.5x – 12.5x 6.0x – 10.0x 5.0x – 9.0x 0.0x – 0.0x 0.0x – 0.0x 0.0x – 0.0x Zhuan Zhuan & ZLJ: Selected Adjusted Revenue Multiples CY 2020E CY 2021E CY 2022E 12.00x – 14.00x 5.50x – 7.50x 4.00x – 6.00x 12.00x – 14.00x 5.50x – 7.50x 4.00x – 6.00x 0.00x – 0.00x 0.00x – 0.00x 0.00x – 0.00x Discounted Cash Flow Analysis Core Business: Selected Discount Rate Selected Long - Term Growth Rate 11.50% – 13.50% 2.00% – 4.00% 11.50% – 13.50% 2.00% – 4.00% 0.00% – 0.00% 0.00% – 0.00% Zhuan Zhuan & ZLJ: Selected Discount Rate Selected Terminal Multiple 25.0% – 35.0% 12.00x – 14.00x 25.0% – 35.0% 12.00x – 14.00x 0.0% – 0.0% 0.00x – 0.00x Implied Per ADS Value Reference Ranges Selected Companies Analysis Capitalized Periods CY 2020E CY 2021E CY 2022E $52.33 – $65.70 $50.47 – $67.92 $48.69 – $68.09 $51.79 – $65.65 $49.94 – $67.87 $48.16 – $68.04 $(0.54) – $(0.05) $(0.53) – $(0.05) $(0.53) – $(0.05) Discounted Cash Flow Analysis $54.11 – $71.07 $53.61 – $71.05 $(0.50) – $(0.02) Sources: Company management. 1. Computed as Current Discussion Materials (6/15/2020) less Prior Discussion Materials (6/12/2020). ▪ Since the Prior Preliminary Discussion Materials dated June 12, 2020, the selected multiples, discount rates, Core Business l ong - term growth rate and Zhuan Zhuan & ZLJ terminal multiple remain unchanged. ▪ Changes in Implied Per ADS Value Reference Ranges between the Prior Preliminary Discussion Materials dated 6/12/2020 and Curr ent Discussion Materials dated 6/15/2020 are primarily due to (i) changes to the estimated value of certain long - term investments, primarily Gu azi driven by the change in estimated book value as of 3/31/2020 with which Company management estimates an approximate RMB535 million write down in Q 1 2 020 and (ii) foreign exchange rate fluctuations between 6/9/2020 and 6/12/2020.

Confidential | Subject to Further Review and Revision Selected Changes From the Special Committee Preliminary Discussion Materials Dated June 12, 2020 (cont.) 4 Sources: Company management. 1. Computed as Current Discussion Materials (6/15/2020) less Prior Discussion Materials (6/12/2020). No Image (RMB in millions) Selected Value Range for HL Analyses Prior Current Discussion Materials Discussion Materials (6/12/2020) (6/15/2020) Change [1] Low High Low High Low High Che Hao Duo (Guazi) ¥1,897.9 -- ¥4,246.4 ¥1,362.8 -- ¥4,250.3 (¥535.0) -- ¥3.8 58 Daojia ¥5,382.5 -- ¥5,382.5 ¥5,387.4 -- ¥5,387.4 ¥4.9 -- ¥4.9 58 Freight ¥2,816.6 -- ¥3,197.3 ¥2,819.1 -- ¥3,200.2 ¥2.5 -- ¥2.9 5i5j (SZSE:000560) ¥670.8 -- ¥670.8 ¥647.4 -- ¥647.4 (¥23.4) -- (¥23.4) Tujia ¥282.4 -- ¥282.4 ¥282.4 -- ¥282.4 -- -- -- Investee A ¥308.5 -- ¥308.5 ¥308.5 -- ¥308.5 -- -- -- Investee B ¥251.5 -- ¥251.5 ¥249.1 -- ¥249.1 (¥2.4) -- (¥2.4) Investee C ¥238.9 -- ¥238.9 ¥238.9 -- ¥238.9 -- -- -- Investee D ¥141.7 -- ¥141.7 ¥141.7 -- ¥141.7 -- -- -- Investee E ¥150.0 -- ¥150.0 ¥150.0 -- ¥150.0 -- -- -- Investee F ¥707.0 -- ¥707.0 ¥707.0 -- ¥707.0 -- -- -- Investee G ¥339.5 -- ¥339.5 ¥339.5 -- ¥339.5 -- -- -- Sweetome ¥243.3 -- ¥243.3 ¥243.3 -- ¥243.3 -- -- -- Ai Fang ¥242.8 -- ¥242.8 ¥242.8 -- ¥242.8 -- -- -- Other Investments ¥617.2 -- ¥617.2 ¥635.9 -- ¥635.9 ¥18.7 -- ¥18.7 Total ¥14,290.7 -- ¥17,019.9 ¥13,755.9 -- ¥17,024.4 (¥534.8)-- ¥4.5 □ Guazi: Change in low end represents Company management’s estimated write - down of book value between 12/31/2019 and 3/31/2020. Change in high end due to foreign exchange rate fluctuation. □ 58 Daojia & 58 Freight: Change in selected value ranges due to foreign exchange rate fluctuations □ 5i5j: Change in selected value due to decrease in 5i5j closing stock price between 6/9/2020 and 6/12/2020 □ Investee B & Other Investments: Represents change in Company management’s estimated book value as of 3/31/2020 Changes in Selected Value Ranges for Long - Term Investments

Confidential | Subject to Further Review and Revision Selected Changes From the Special Committee Preliminary Discussion Materials Dated June 12, 2020 (cont.) 5  Additionally, since the Special Committee Preliminary Discussion Materials dated June 12, 2020, the following market changes hav e occurred: (dollars in millions, except per share/ADS values) Sources: Public filings, Capital IQ, Bloomberg. Note: No company used in this analysis for comparative purposes is identical to the Company. 1. Computed as Current Materials dated 6/15/2020 less Prior Materials dated 6/12/2020. 2. Enterprise value equals equity market value + debt outstanding + preferred stock + minority interests – cash and cash equivalent . Prior Materials Dated 6/12/2020 Current Materials Dated 6/15/2020 Market Data as of 6/9/2020 Market Data as of 6/12/2020 Change [1] Share/ADS Enterprise Value [2] to Adj. EBITDA Share/ADS Enterprise Value [2] to Adj. EBITDA Share/ADS Enterprise Value [2] to Adj. EBITDA Price CY 2020E CY 2021E CY 2022E Price CY 2020E CY 2021E CY 2022E Price CY 2020E CY 2021E CY 2022E 51job, Inc. $69.08 18.0x 16.3x 14.6x $65.94 16.7x 15.1x 13.6x ($3.14) (1.2x) (1.1x) (1.0x) Autohome Inc. $87.62 17.2x 14.7x 12.9x $83.46 16.3x 13.9x 12.2x ($4.16) (1.0x) (0.8x) (0.7x) Baidu, Inc. $115.83 11.4x 8.3x 7.2x $116.27 11.5x 8.3x 7.2x $0.44 0.1x 0.1x 0.0x SINA Corporation $34.35 6.8x 5.4x 4.5x $34.47 6.8x 5.4x 4.5x $0.12 0.0x 0.0x 0.0x Vipshop Holdings Limited $17.44 10.1x 8.3x 6.9x $17.72 10.3x 8.5x 7.1x $0.28 0.2x 0.2x 0.1x Weibo Corporation $33.10 13.2x 10.5x 9.4x $32.47 12.9x 10.3x 9.2x ($0.63) (0.3x) (0.2x) (0.2x) Low 6.8x 5.4x 4.5x 6.8x 5.4x 4.5x (1.2x) (1.1x) (1.0x) High 18.0x 16.3x 14.6x 16.7x 15.1x 13.6x 0.2x 0.2x 0.1x Median 12.3x 9.4x 8.3x 12.2x 9.4x 8.2x (0.1x) (0.1x) (0.1x) Mean 12.8x 10.6x 9.2x 12.4x 10.3x 9.0x (0.4x) (0.3x) (0.3x) 58.com Inc. $50.48 12.9x 9.1x 7.9x $49.82 12.7x 9.0x 7.8x ($0.66) (0.2x) (0.2x) (0.1x) Prior Materials Dated 6/12/2020 Current Materials Dated 6/15/2020 Market Data as of 6/9/2020 Market Data as of 6/12/2020 Change [1] Share/ADS Enterprise Value [2] to Revenue Share/ADS Enterprise Value [2] to Revenue Share/ADS Enterprise Value [2] to Revenue Price CY 2020E CY 2021E CY 2022E Price CY 2020E CY 2021E CY 2022E Price CY 2020E CY 2021E CY 2022E Mercari, Inc. $29.01 5.25x 4.24x 3.42x $29.02 5.23x 4.22x 3.40x $0.01 (0.02x) (0.02x) (0.01x) US-Listed Chinese Internet 51job, Inc. $69.08 6.13x 5.46x 4.92x $65.94 5.70x 5.08x 4.57x ($3.14) (0.43x) (0.38x) (0.34x) Autohome Inc. $87.62 7.20x 6.40x 5.59x $83.46 6.79x 6.04x 5.27x ($4.16) (0.40x) (0.36x) (0.32x) Baidu, Inc. $115.83 2.04x 1.78x 1.61x $116.27 2.05x 1.79x 1.62x $0.44 0.01x 0.01x 0.01x SINA Corporation $34.35 1.35x 1.22x 1.13x $34.47 1.35x 1.23x 1.13x $0.12 0.00x 0.00x 0.00x Vipshop Holdings Limited $17.44 0.83x 0.73x 0.66x $17.72 0.85x 0.75x 0.67x $0.28 0.02x 0.01x 0.01x Weibo Corporation $33.10 4.18x 3.72x 3.38x $32.47 4.09x 3.65x 3.31x ($0.63) (0.08x) (0.07x) (0.07x) All Selected Companies Low 0.83x 0.73x 0.66x 0.85x 0.75x 0.67x (0.43x) (0.38x) (0.34x) High 7.20x 6.40x 5.59x 6.79x 6.04x 5.27x 0.02x 0.01x 0.01x Median 4.18x 3.72x 3.38x 4.09x 3.65x 3.31x (0.02x) (0.02x) (0.01x) Mean 3.85x 3.37x 2.96x 3.72x 3.25x 2.85x (0.13x) (0.11x) (0.10x) 58.com Inc. $50.48 2.41x 2.02x 1.80x $49.82 2.37x 1.99x 1.77x ($0.66) (0.04x) (0.04x) (0.03x)

Page 1. Executive Summary 6 2. Financial Analyses 12 3. Appendices 26 4. Disclaimer 70

Confidential | Subject to Further Review and Revision Summary of 58.com Businesses & Investments Summary of Organizational Structure and Analytical Approaches Source: Company management and public filings. Note: The organizational structure above is simplified for illustrative purposes and not intended to reflect the entire owner shi p structure of the Company. 1. The Company’s interest in Golden Pacer, the convertible note issued to the Company by Uxin Limited on May 29, 2019 and oth er non - operating assets and liabilities of the Company are not shown in the above illustration. 2. Represents the Company’s ownership in Ai Fang on an if - converted basis. The Company owns 45% of the equity of Ai Fang and a n ote convertible into an additional 20% of Ai Fang’s equity. 3. Consists of other investments that are classified as measurement alternative investments, equity method investments and fa ir value method investments per public filings. “Core Business” 1 “Zhuan Zhuan and ZLJ” 58.com Inc. (NYSE:WUBA) 8.0% Core Business Long - Term Investments Implied Value From Recent Transactions & Book Value ~68.8% ~81.9% ~56.4% Che Hao Duo 5i5j Tujia Sweetome Ai Fang Investees A - G Other 3 ~8.3% NA 65% 2 NA NA NA Zhuan Spirit Holdings Limited ~46.9% 100.0% 100.0% 100.0% Real Estate, Jobs, Automotive, Used Goods, Yellow Pages & Local Services Real Estate, Jobs, Automotive, Used Goods, Yellow Pages & Local Services Real Estate Jobs Automotive Real Estate, Jobs, Automotive, Used Goods, Yellow Pages & Local Services Shenzhen Wanshifu Technology (Zhaoliangji app) (“ZLJ”) Mobile Apps for Business Users A B C Established Businesses Consolidated Incubated New Businesses Deconsolidated Incubated New Businesses Other LT Investments A A A A A A B B C C D D D D D D D 58 Town 58 Home Anjuke ChinaHR Ganji Jia Xiao Yi Dian T on 58 Daojia 58 F reight G uazi Mao Dou Zhuan Zhuan Prelim. Selected Companies Analysis and Prelim. Discounted Cash Flow Analysis Prelim. Selected Companies Analysis and Prelim. Discounted Cash Flow Analysis 7

Confidential | Subject to Further Review and Revision Summary of 58.com Businesses & Investments Established Businesses Source: Company management and public filings. Content Categories Business Description 58 100% Ownership ▪ Real Estate - rental and secondary property ▪ Jobs – mid to lower level income job listings and resumes ▪ Automotive ▪ Used Goods – professional used goods resellers or individual consumers ▪ Yellow Pages Local Services ▪ 58 was launched in 2005 when the Company was first founded. It is currently the largest online classifieds platform in China measured by traffic and revenues. Ganji 100% Ownership ▪ Real Estate - rental and secondary property ▪ Jobs – mid to lower level income job listings and resumes ▪ Automotive ▪ Used Goods – professional used goods resellers or individual consumers ▪ Yellow Pages Local Services ▪ Ganji was launched in 2005 and contains similar content categories as 58. ▪ In April 2015, the Company acquired less than 50% equity stake in Ganji and in September 2017, the Company acquired the remaining interest in Ganji (>50%) from certain other investors, including Tencent ▪ Post the acquisition, Ganji has been strategically de - emphasized especially in terms of user acquisition, to maximize investment and return on investment for 58 and other major apps. In 2018, 58.com stopped selling standalone Ganji subscriptions. Anjuke 100% Ownership ▪ Real Estate – secondary and primary property sales ▪ Anjuke was launched in 2007 and acquired by the Company in March 2015. ▪ It is focused mainly on real estate sales, both secondary and primary, whereas the real estate categories on 58 mainly focus on rental and secondary real estate sales. ChinaHR 100% Ownership ▪ Jobs – white - collar jobs from larger and more reputable companies ▪ ChinaHR was launched in 1997 and acquired by the Company in May 2015. Jia Xiao Yi Dian Tong 100% Ownership ▪ Automotive – drivers license examination preparation and other related services ▪ Jia Xiao Yi Dian Tong was launched in 2005 and acquired by the Company in April 2015. Mobile Apps 100% Ownership ▪ Real Estate - rental and secondary property ▪ Jobs ▪ Automotive - used car dealer users ▪ Yellow Pages Local Services ▪ The Company has mobile apps developed for business users, which primarily consists of a dedicated recruitment mobile app ( Zhao Cai Mao), a mobile app for individual secondary and rental real estate agent users ( Mobile Real Estate Agent), a dedicated mobile app for individual primary real estate agent users ( Wei Liao Ke) , a dedicated mobile app for yellow page business users (Shang Jia Tong) and a dedicated mobile app for used car dealer users ( Che Shang Tong ). Established Businesses A 8

Confidential | Subject to Further Review and Revision Summary of 58.com Businesses & Investments Incubated New Businesses Source: Company management and public filings. Consolidated Incubated New Businesses Deconsolidated Incubated New Businesses Content Categories Business Description Zhuan Zhuan 46.9% Ownership ▪ Used goods – mostly individual consumers ▪ Zhuan Zhuan is an online used goods trading and service platform launched in the fourth quarter of 2015 with over 200 million registered users. ▪ Zhuan Zhuan allows buyers to search and trade a wide variety of used goods and features picture - taking and video - shooting to make the process of listing used goods easy. ▪ The payment solution for Zhuan Zhuan is a WeChat payment - based escrow payment process co - developed by 58 and Tencent. ▪ In May 2020, Zhuan Zhuan entered into an agreement to acquire ZLJ, an online platform for used mobile phones and accessories in China 58 Town 100% Ownership ▪ Real Estate - rental and secondary property ▪ Jobs – mid to lower level income job listings and resumes ▪ Automotive ▪ Used goods – professional used goods resellers or individual consumers ▪ Yellow Pages Local Services ▪ 58 Town is a rural version of 58 in smaller towns and rural areas in China that the Company launched in the summer of 2017, which now covers ~13,000 out of ~40,000 towns in China. In 2019 over 15 million users accessed the 58 Town app. ▪ The content categories covered on 58 Town are largely similar to those on 58. However, there are also categories that are more local and unique to lives in small towns, such as car sharing for users who travel to neighboring towns and areas due to the lack of taxi and public transportation like in big cities. Content Categories Business Description 58 Home 68.8% Ownership (58 Daojia) 81.9% Owned by 58 Home (58 Freight) 56.4% Owned by 58 Home ▪ 58 Daojia – home services ▪ 58 Freight – domestic services, freight delivery services and platform services ▪ 58 Home is a platform that enables users to search and purchase various home services. Consumer users can select individual service providers online without going through middleman agency companies. ▪ In 2018, 58 Home pushed down the majority of its businesses into its two subsidiaries and has largely become a holding company: 58 Daojia Limited (“58 Daojia”) and 58 Freight Inc. (“58 Freight”). Che Hao Duo (Guazi) (Mao Duo) 8.0% Ownership ▪ Automotive ▪ Che Hao Duo, previously known as Guazi, is an automotive retail group in China. Its business mainly consists of Guazi, an online C2C used car trading platform, which was launched in 2015 and Mao Dou, an online new car trading platform, which was launched in 2017. ▪ Che Hao Duo was spun - off from the Company in 2015 and has been operating independently ever since. B C 9

Confidential | Subject to Further Review and Revision Summary of Transaction Value Transaction Value Overview See following page for footnotes. (ADS outstanding, dollars and RMB in millions, except per ADS values) 10 Selected Capitalized Indications & Implied Transaction Multiples Group Consolidated (Core Business + Zhuan Zhuan & ZLJ) Implied Corresponding Group Consolidated Transaction Multiples Base Amount [14] Implied Multiple [15] Adjusted EBITDA LTM (3/31/2020) ¥2,936.7 12.6x -- 13.7x CY 2020E ¥1,869.9 19.8x -- 21.6x CY 2021E ¥3,037.9 12.2x -- 13.3x CY 2022E ¥3,656.2 10.1x -- 11.0x Revenue LTM (3/31/2020) ¥15,108.6 2.45x -- 2.67x CY 2020E ¥16,856.4 2.20x -- 2.39x CY 2021E ¥19,430.2 1.91x -- 2.07x CY 2022E ¥21,458.4 1.73x -- 1.88x Core Business Implied Corresponding Core Business Transaction Multiples Base Amount [16] Implied Multiple [17] Adjusted EBITDA LTM (3/31/2020) ¥3,909.6 6.1x -- 7.0x CY 2020E ¥2,769.8 8.7x -- 9.9x CY 2021E ¥3,676.9 6.5x -- 7.4x CY 2022E ¥4,101.3 5.9x -- 6.7x Revenue LTM (3/31/2020) ¥14,596.8 1.64x -- 1.87x CY 2020E ¥15,903.1 1.51x -- 1.72x CY 2021E ¥17,567.3 1.37x -- 1.55x CY 2022E ¥19,113.8 1.26x -- 1.43x Selected Transaction Information Per ADS Transaction Consideration $56.00 $56.00 ADS Equivalents Outstanding 149.9 149.9 Dilutive ADS Equivalents 5.2 5.2 Fully-Diluted ADS Equivalents Outstanding 155.1 155.1 Implied Transaction Equity Value (USD) $8,684.4 -- $8,684.4 USD to RMB Exchange Rate as of 6/12/2020 7.1 7.1 Implied Transaction Equity Value (RMB) ¥61,518.8 -- ¥61,518.8 Cash and Cash Equivalents as of 3/31/2020 [1] (5,392.7) -- (5,392.7) Short-Term Investments as of 3/31/2020 [2] (7,190.4) -- (7,190.4) Long-Term Investments [3] (17,024.4) -- (13,755.9) Investment in Uxin Convertible Notes [4] (708.4) -- (708.4) Investment in Ai Fang Convertible Notes [5] (371.0) -- (371.0) Interest in Golden Pacer as of 3/31/2020 [6] (150.9) -- (150.9) Receivables From 58 Finance as of 3/31/2020 [7] (373.7) -- (373.7) Consideration Receivable for Disposal of Guazi [8] (497.8) -- (497.8) CY 2020 (Q2 - Q4) Government Subsidies [9] (105.0) -- (105.0) PV of Rental Income from Affiliates [10] (66.5) -- (56.6) ZLJ Debt as of 3/31/2020 16.4 -- 16.4 Cash Consideration for ZLJ [11] 360.0 -- 360.0 Acquisition Consideration Payable as of 3/31/2020 [12] 107.4 -- 107.4 Noncontrolling Interests in Zhuan Zhuan [13] 6,909.8 -- 6,909.8 Implied Transaction Enterprise Value - Group Consolidated ¥37,031.6 -- ¥40,309.9 Implied Value of Zhuan Zhuan & ZLJ From ZLJ Acquisition [13] (13,022.0) -- (13,022.0) Implied Transaction Enterprise Value - Core Business ¥24,009.6 -- ¥27,287.9

Confidential | Subject to Further Review and Revision Transaction Value Overview (cont.) Source: Company management, public filings, Capital IQ. 1. Consists of ¥4,777.4 million cash & cash equivalents held at the Core Business, ¥579.5 million cash & cash equivalents held a t Z huan Zhuan and ¥35.8 million cash & cash equivalents held at ZLJ as of 3/31/2020 per Company management. 2. Represent investment instruments issued by commercial banks in China with maturity dates within one year. 3. Represents estimated value of the Company’s deconsolidated long - term investments based on book value as of 3/31/2020 and recent indications of value from transactions and financing rounds as provided by Company management. Refer to page 28 for additional detail on the components of the Compa ny’ s long - term investments. 4. Represents principal amount of convertible loan to Uxin Limited. Based on conversion price of $3.09 per ADS, the convertible not e is out - of - the - money as of 6/12/2020. 5. Represents principal amount of convertible loan to Ai Fang in March 2020 which provides the Company the option to convert the lo an into a 20% equity interest in Ai Fang. Company management indicated that the principal amount reflects the Company’s estimated value of the convertible loan. 6. In April 2020, the Company completed a transaction by which it converted its profit participation rights in Golden Pacer to a 40 % equity ownership in Golden Pacer. As of 12/31/2019 and 3/31/2020, per Company management, the book value of the profit participation rights was ¥150.9 million, or $2 1.6 million based on the exchange ratio provided in the Company’s Form 20 - F. 7. Represents amounts to be repaid to the Company as a result of the Company’s disposal of its finance services and other financ e r elated business. Primarily comprised of return of original capital contribution plus interest and repayments from borrowers for automobile financing receivables. 8. Represents remaining amounts owed to the Company as of 3/31/2020 in relation to the Company’s disposal of a portion of its in ter est in Guazi in 2019. 9. Per Company management, represents the gross amount of government subsidies the Company is expected to receive from 3/31/2020 th rough 12/31/2020. Thereafter, the Company does not expect to receive any additional government subsidies. 10. Per Company management, the Company expects to receive ~¥9.0 million annually in rent payments from affiliated parties. Estim ate d value of the future rent payments calculated as ¥9.0 million (less taxes) into perpetuity discounted at a discount rate of 11.5% - 13.5%. 11. Represents cash component of ZLJ acquisition that is expected to close in Q2 2020, per Company management. 12. Represents consideration payable related to acquisition of Ganji. 13. Estimated value of Zhuan Zhuan & ZLJ based on implied value of the combined company from the third party, arms length negotia ted ZLJ acquisition announced in May 2020. Refer to page 32 for detail on the derivation of the implied value. The noncontrolling interests in Zhuan Zhuan calcula ted as implied value multiplied by ownership % not owned by the Company of 53.1%. 14. Group Consolidated (Core Business plus Zhuan Zhuan & ZLJ) historical and projected financials provided by Company management. 15. Group Consolidated Implied Multiples calculated based on Implied Transaction Enterprise Value – Group Consolidated. 16. Core Business historical and projected financials provided by Company management. 17. Core Business Implied Multiples calculated based on Implied Transaction Enterprise Value – Core Business. 11

Page 1. Executive Summary 6 2. Financial Analyses 12 Core Business 15 Zhuan Zhuan & ZLJ 21 3. Appendices 26 4. Disclaimer 70

Confidential | Subject to Further Review and Revision Source: Company management and public filings. Note: No particular weight was attributed to any single analysis. Note: Based on (i) 149.9 million ADS equivalents outstanding, (ii) the net dilutive impact of an ADS equivalent of 1.1 millio n o utstanding Company stock options outstanding based on the treasury method and (iii) an ADS equivalent of 4.4 million restricted stock units outstanding, per Company management. 1. Refer to page 7 for an overview of components of Core Business and Zhuan Zhuan & ZLJ. 2. Represents terminal revenue multiple for Zhuan Zhuan & ZLJ. Financial Analyses Summary Implied Per ADS Value Reference Ranges (dollars in actuals) Per ADS Transaction Consideration : $56.00 Core Business 1 Zhuan Zhuan & ZLJ 1 Selected Companies Analysis CY 2020E Adjusted EBITDA 8.5x – 12.5 x CY 2020E Total Revenues 12.00x – 14.00 x CY 2021E Adjusted EBITDA 6.0x – 10.0 x CY 2021E Total Revenues 5.50x – 7.50 x CY 2022E Adjusted EBITDA 5.0x – 9.0 x CY 2022E Total Revenues 4.00x – 6.00 x Discounted Cash Flow Analysis Perpetual Growth Discount Rate: 11.50% – 13.50% Perpetual Growth: 2.00% – 4.00% Terminal Multiple 2 Discount Rate: 25.0% – 35.0% Terminal Multiple: 12.00x – 14.00x 13 $53.61 $48.16 $49.94 $51.79 $71.05 $68.04 $67.87 $65.65 $30.00 $40.00 $50.00 $60.00 $70.00 $80.00 $90.00

Confidential | Subject to Further Review and Revision Financial Analyses Summary Consolidated Source: Company management and public filings. Note: No particular weight was attributed to any single analysis. 1. Refer to page 16 for Core Business Implied Total Equity Value Reference Range. 2. Refer to page 22 for Zhuan Zhuan & ZLJ Implied Total Equity Value Reference Range. 3. Based on (i) 149.9 million ADS equivalents outstanding, (ii) the net dilutive impact of an ADS equivalent of 1.1 million outs tan ding Company stock options outstanding based on the treasury method and (iii) an ADS equivalent of 4.4 million restricted stock units outstanding, per Company management. (dollars and ADS in millions, except per ADS values) Implied Per ADS Value Reference Ranges FRC Only 14 Selected Companies Selected Companies Selected Companies Discounted Cash Flow Analysis Analysis Analysis Analysis Core Businesses Core Businesses Core Businesses Core Businesses CY 2020E Adjusted EBITDA CY 2021E Adjusted EBITDA CY 2022E Adjusted EBITDA Perpetual Growth Rate Zhuan Zhuan & ZLJ Zhuan Zhuan & ZLJ Zhuan Zhuan & ZLJ Zhuan Zhuan & ZLJ CY 2020E Total Revenues CY 2021E Total Revenues CY 2022E Total Revenues Terminal Revenue Multiple Core Businesses - Implied Total Equity Value Reference Range (USD) [1] $7,256.6 -- $9,283.4 $7,047.4 -- $9,586.4 $6,827.9 -- $9,606.5 $7,760.1 -- $9,988.1 Zhuan Zhuan & ZLJ - Implied Proport. Total Equity Value Reference Range (USD) [2] $774.2 -- $900.5 $695.2 -- $942.0 $637.7 -- $948.4 $552.3 -- $1,035.7 Consolidated - Implied Total Equity Value Reference Range (USD) $8,030.8 -- $10,184.0 $7,742.6 -- $10,528.5 $7,465.6 -- $10,554.9 $8,312.4 -- $11,023.8 ADS Equivalents Outstanding [3] 155.1 -- 155.1 155.0 -- 155.1 155.0 -- 155.1 155.1 -- 155.2 Implied Per ADS Value Reference Range $51.79 -- $65.65 $49.94 -- $67.87 $48.16 -- $68.04 $53.61 -- $71.05

Page 1. Executive Summary 6 2. Financial Analyses 12 Core Business 15 Zhuan Zhuan & ZLJ 21 3. Appendices 26 4. Disclaimer 70

Confidential | Subject to Further Review and Revision Financial Analyses Summary Core Business See following page for footnotes. Implied Per Total Equity Value Reference Ranges – Core Business (RMB and dollars in millions) 16 Selected Companies Selected Companies Selected Companies Discounted Cash Flow Analysis Analysis Analysis Analysis CY 2020E CY 2021E CY 2022E Perpetual Growth Rate Adjusted EBITDA Adjusted EBITDA Adjusted EBITDA 2.0% -- 4.0% Discount Rate Corresponding Base Amount ¥2,769.8 ¥3,676.9 ¥4,101.3 11.5% -- 13.5% Selected Multiples Range 8.5x -- 12.5x 6.0x -- 10.0x 5.0x -- 9.0x Implied Enterprise Value Reference Range (RMB) ¥23,543.4 -- ¥34,622.7 ¥22,061.4 -- ¥36,768.9 ¥20,506.3 -- ¥36,911.3 ¥27,109.9 -- ¥39,614.5 Core Business Cash and Cash Equivalents as of 3/31/2020 4,777.4 -- 4,777.4 4,777.4 -- 4,777.4 4,777.4 -- 4,777.4 4,777.4 -- 4,777.4 Core Business Short-Term Investments as of 3/31/2020 7,190.4 -- 7,190.4 7,190.4 -- 7,190.4 7,190.4 -- 7,190.4 7,190.4 -- 7,190.4 Core Business Long-Term Investments [1] 13,737.1 -- 17,005.6 13,737.1 -- 17,005.6 13,737.1 -- 17,005.6 13,737.1 -- 17,005.6 Investment in Uxin Covertible Note [2] 708.4 -- 708.4 708.4 -- 708.4 708.4 -- 708.4 708.4 -- 708.4 Investment in Ai Fang Covertible Note [3] 371.0 -- 371.0 371.0 -- 371.0 371.0 -- 371.0 371.0 -- 371.0 Investment in Golden Pacer as of 3/31/2020 [4] 150.9 -- 150.9 150.9 -- 150.9 150.9 -- 150.9 150.9 -- 150.9 Receivables From 58 Finance as of 3/31/2020 [5] 373.7 -- 373.7 373.7 -- 373.7 373.7 -- 373.7 373.7 -- 373.7 Consideration Receivable From Disposal of Guazi as of 3/31/2020 [6] 497.8 -- 497.8 497.8 -- 497.8 497.8 -- 497.8 497.8 -- 497.8 CY 2020 (Q2 - Q4) Government Subsidies [7] 105.0 -- 105.0 105.0 -- 105.0 105.0 -- 105.0 105.0 -- 105.0 PV of Rental Income from Affiliates [8] 56.6 -- 66.5 56.6 -- 66.5 56.6 -- 66.5 56.6 -- 66.5 Implied Total Enterprise Value Reference Range (RMB) ¥51,511.8 -- ¥65,869.4 ¥50,029.8 -- ¥68,015.7 ¥48,474.7 -- ¥68,158.1 ¥55,078.3 -- ¥70,861.3 Acquisition Consideration Payable as of 3/31/2020 [9] (107.4) -- (107.4) (107.4) -- (107.4) (107.4) -- (107.4) (107.4) -- (107.4) Implied Total Equity Value Reference Range (RMB) ¥51,404.5 -- ¥65,762.0 ¥49,922.4 -- ¥67,908.3 ¥48,367.3 -- ¥68,050.7 ¥54,971.0 -- ¥70,753.9 USD to RMB Exchange Rate as of 6/12/2020 7.1 -- 7.1 7.1 -- 7.1 7.1 -- 7.1 7.1 -- 7.1 Implied Total Equity Value Reference Range (USD) $7,256.6 -- $9,283.4 $7,047.4 -- $9,586.4 $6,827.9 -- $9,606.5 $7,760.1 -- $9,988.1

Confidential | Subject to Further Review and Revision Financial Analyses Summary (cont.) Core Business Source: Company management, Capital IQ and public filings. Note: No particular weight was attributed to any single analysis. 1. Represents estimated value of the Company’s deconsolidated long - term investments based on book value as of 3/31/2020 and recent indications of value from transactions and financing rounds as provided by Company management. Refer to page 28 for additional detail on the components of the Compa ny’ s long - term investments. 2. Represents principal amount of convertible loan to Uxin Limited. Based on conversion price of $3.09 per ADS, the convertible not e is out - of - the - money as of 6/12/2020. 3. Represents principal amount of convertible loan to Ai Fang in March 2020 which provides the Company the option to convert the lo an into a 20% equity interest in Ai Fang. Company management indicated that the principal amount reflects the Company’s estimated value of the convertible loan. 4. In April 2020, the Company completed a transaction by which it converted its profit participation rights in Golden Pacer to a 40 % equity ownership in Golden Pacer. As of 12/31/2019 and 3/31/2020, per Company management, the book value of the profit participation rights was ¥150.9 million, or $2 1.6 million based on the exchange ratio provided in the Company’s Form 20 - F. 5. Represents amounts to be repaid to the Company as a result of the Company’s disposal of its finance services and other financ e r elated business. Primarily comprised of return of original capital contribution plus interest and repayments from borrowers for automobile financing receivables. 6. Represents remaining amounts owed to the Company as of 3/31/2020 in relation to the Company’s disposal of a portion of its in ter est in Guazi in 2019. 7. Per Company management, represents the gross amount of government subsidies the Company is expected to receive from 3/31/2020 th rough 12/31/2020. Thereafter, the Company does not expect to receive any additional government subsidies. 8. Per Company management, the Company expects to receive ~¥9.0 million annually in rent payments from affiliated parties. Estim ate d value of the future rent payments calculated as ¥9.0 million (less taxes) into perpetuity discounted at a discount rate of 11.5% - 13.5%. 9. Represents consideration payable related to acquisition of Ganji. 17

Confidential | Subject to Further Review and Revision Selected Historical & Projected Financial Information Core Business (RMB in millions) Source: Company management. 1. Excludes impact of stock - based compensation expense and amortization of intangible assets. 2. Stock - based compensation expense includes stock - based compensation that is cash settled. Company management did not provide a bi furcation of stock - based compensation between the Core Business and Zhuan Zhuan & ZLJ. As such, the group consolidated stock - based compensation is included for the Core Business at th e direction of Company management and historical stock - based compensation is on a group consolidated basis for consistency purposes. 3. The projections provided by Company management exclude the impact of amortization from all operating expenses. As such, only dep reciation is added back to calculate Adjusted EBITDA. 4. Company management did not provide a bifurcation of the projected balance sheet or cash flow statement between the Core Busin ess and Zhuan Zhuan & ZLJ. As such, the group consolidated depreciation & amortization, net working capital and capital expenditures are included for the Core Business at the direction of Company management and historical depreciation & amortization, net working capital and capital expenditures are on a group consolidated basis for consistency purposes. Fiscal Year Ended December 31, LTM Ended Fiscal Year Ending December 31, CAGR 2017 2018 2019 3/31/2020 2020E 2021E 2022E 2023E 2024E 2025E 2019 to 2025E Membership ¥3,789.5 ¥4,399.1 ¥4,470.9 ¥4,304.5 ¥3,707.1 ¥3,758.6 ¥3,835.4 ¥3,918.2 ¥3,984.6 ¥4,034.6 -1.7% Online Marketing Services 5,978.5 8,282.6 10,158.4 9,813.0 10,926.6 12,349.5 13,318.0 14,213.0 14,987.2 15,667.7 7.5% E-Commerce Services 73.9 72.6 266.8 247.6 148.7 114.3 120.7 127.9 134.3 139.7 -10.2% Other Services 226.8 147.7 209.9 231.8 1,120.7 1,344.8 1,839.7 2,354.3 2,790.8 3,118.9 56.8% Total Revenues ¥10,068.8 ¥12,902.0 ¥15,106.1 ¥14,596.8 ¥15,903.1 ¥17,567.3 ¥19,113.8 ¥20,613.4 ¥21,896.9 ¥22,960.8 7.2% Growth % 32.6% 28.1% 17.1% 5.3% 10.5% 8.8% 7.8% 6.2% 4.9% Cost of Revenues [1] (778.7) (1,100.8) (1,405.8) (1,396.0) (1,987.7) (2,324.5) (2,879.8) (3,209.6) (3,689.6) (4,125.3) Gross Profit ¥9,290.1 ¥11,801.2 ¥13,700.4 ¥13,200.8 ¥13,915.5 ¥15,242.8 ¥16,234.0 ¥17,403.9 ¥18,207.2 ¥18,835.6 Margin % 92.3% 91.5% 90.7% 90.4% 87.5% 86.8% 84.9% 84.4% 83.2% 82.0% Sales and Marketing Expenses [1] (4,649.6) (5,704.0) (7,036.1) (6,780.4) (8,189.7) (8,648.6) (9,082.5) (9,539.9) (9,953.2) (10,319.4) 6.6% Research and Development Expenses [1] (1,044.9) (1,226.2) (1,518.4) (1,524.1) (1,735.5) (1,984.0) (2,182.9) (2,373.5) (2,544.0) (2,695.8) 10.0% General and Administrative Expenses [1] (606.6) (534.7) (564.9) (577.8) (612.9) (631.6) (645.1) (654.0) (661.0) (666.3) 2.8% Stock-Based Compensation Expense [2] (350.6) (462.9) (544.7) (581.9) (757.0) (487.7) (450.0) (450.0) (450.0) (450.0) Depreciation [3] 211.2 190.6 176.8 173.0 149.4 186.0 227.8 280.0 338.0 406.8 Adjusted EBITDA ¥2,849.6 ¥4,064.1 ¥4,213.1 ¥3,909.6 ¥2,769.8 ¥3,676.9 ¥4,101.3 ¥4,666.4 ¥4,937.1 ¥5,110.8 3.3% Margin % 28.3% 31.5% 27.9% 26.8% 17.4% 20.9% 21.5% 22.6% 22.5% 22.3% Growth % 42.6% 3.7% -34.3% 32.7% 11.5% 13.8% 5.8% 3.5% Depreciation & Amortization [4] (435.6) (413.1) (399.7) (386.6) (332.1) (368.6) (410.4) (462.7) (494.0) (406.8) Adjusted EBIT ¥2,414.0 ¥3,651.0 ¥3,813.5 ¥3,523.0 ¥2,437.8 ¥3,308.3 ¥3,690.8 ¥4,203.8 ¥4,443.1 ¥4,704.0 3.6% Margin % 24.0% 28.3% 25.2% 24.1% 15.3% 18.8% 19.3% 20.4% 20.3% 20.5% Additional Financial Information Capital Expenditures [4] ¥121.3 ¥183.7 ¥116.8 ¥120.9 ¥176.8 ¥217.6 ¥253.2 ¥295.9 ¥334.4 ¥378.6 Net Working Capital [4] (¥4,014.4) (¥4,491.0) (¥3,591.1) (¥2,757.0) (¥3,593.0) (¥3,034.1) (¥2,391.4) (¥1,220.0) ¥103.4 ¥1,539.1 Change in Net Working Capital (¥476.6) ¥899.9 (¥1.9) ¥558.9 ¥642.7 ¥1,171.5 ¥1,323.4 ¥1,435.6 18

Confidential | Subject to Further Review and Revision Selected Companies Analysis Core Business (dollars in millions, except per share / ADS values) Source: Bloomberg, Public filings and Capital IQ. Note: No company used in this analysis for comparative purposes is identical to the Company. 1. Enterprise value equals equity market value + debt outstanding + preferred stock + minority interests – cash and cash equivalent s. 2. Based on closing prices as of 6/12/2020. 3. Based on diluted shares. 4. Multiples based on forward looking financial information may have been calendarized to the Company’s fiscal year end of Decem ber 31 st . The selection of the Selected Companies gives consideration to size, growth, profitability, geographic areas of focus, and se rvi ces offered, amongst other factors. Additionally, the selection gives consideration to certain market competitive dynamics. The Ch ina internet landscape is comprised of companies that primarily operate within China and have limited operations outside of China , a nd conversely few non - Chinese internet companies that widely operate in China. Further, Chinese internet companies mainly compete for screen time share with other Chinese internet companies, rather than with other companies in the same business line but operating in non - China markets. Lastly, in China many of the Company’s competitors are backed by well - capitalized companies tha t can drive user traffic to their platforms of choice. 19 Share Equity Market Enterprise Enterprise Value [1] to Adjusted EBITDA Accepted Range Exchange Country Price [2] Value [2,3] Value [2,3] CY 2020E [4] CY 2021E [4] CY 2022E [4] US-Listed Chinese Internet 51job, Inc. NasdaqGS China $65.94 $4,639.5 $3,087.8 16.7x 15.1x 13.6x Autohome Inc. NYSE China $83.46 10,055.6 8,246.1 16.3x 13.9x 12.2x Baidu, Inc. NasdaqGS China $116.27 41,725.4 31,842.9 11.5x 8.3x 7.2x SINA Corporation NasdaqGS China $34.47 2,326.5 2,873.8 6.8x 5.4x 4.5x Vipshop Holdings Limited NYSE China $17.72 12,130.2 11,195.1 10.3x 8.5x 7.1x Weibo Corporation NasdaqGS China $32.47 7,471.7 6,807.3 12.9x 10.3x 9.2x Low 6.8x 5.4x 4.5x High 16.7x 15.1x 13.6x Median 12.2x 9.4x 8.2x Mean 12.4x 10.3x 9.0x 58.com Inc. (Current as of 6/12/2020) $49.82 $7,736.3 $5,262.0 12.7x 9.0x 7.8x 58.com Inc. (Unaffected as of 4/1/2020) $46.70 $7,203.8 $4,813.2 11.6x 8.2x 7.1x

Confidential | Subject to Further Review and Revision Source: Company management. Note: Present values as of 6/12/2020; mid - year convention applied. 1. Represents estimated financial results for the 9 months ending 12/31/2020. 2. Excludes impact of stock - based compensation expense and amortization of intangible assets. 3. Stock - based compensation expense includes stock - based compensation that is cash settled. Company management did not provide a bi furcation of stock - based compensation between the Core Business and Zhuan Zhuan & ZLJ. As such, the group consolidated stock - based compensation is included for the Core Business at th e direction of Company management. 4. The projections provided by Company management exclude the impact of amortization from all operating expenses. As such, only dep reciation is added back to calculate Adjusted EBITDA. 5. Company management did not provide a bifurcation of the projected balance sheet or cash flow statement between the Core Busin ess and Zhuan Zhuan & ZLJ. As such, the group consolidated depreciation & amortization, net working capital and capital expenditures are included for the Core Business at the direction of Company management. 6. Tax rate at 15.0%, per Company management. 7. Terminal period change in net working capital equals change in net working capital in 2025 excluding the impact from change i n c ustomer advances. Per Company management, the customer advances balance decreases in each year from 2022 - 2025 by ~ ¥ 900 million, on average, to an estimated balance of ¥ 83 million at 12/31/2025. 8. Implied from corresponding discount rate and perpetual growth rate applied to 2025 unlevered free cash flow. Discounted Cash Flow Analysis Core Business ( RMB in millions) 20 Projected Fiscal Year Ending December 31, Terminal Value 2020E [1] 2021E 2022E 2023E 2024E 2025E Assumptions Implied 2025E Adjusted EBITDA Total Revenues ¥13,440.0 ¥17,567.3 ¥19,113.8 ¥20,613.4 ¥21,896.9 ¥22,960.8 ¥22,960.8 Discount Rate Terminal Multiple [8] Growth % 5.3% 10.5% 8.8% 7.8% 6.2% 4.9% 2.00% 3.00% 4.00% 11.50% 8.1x 9.2x 10.5x Cost of Revenues [2] (1,751.0) (2,324.5) (2,879.8) (3,209.6) (3,689.6) (4,125.3) (4,125.3) 12.00% 7.7x 8.7x 9.8x Sales and Marketing Expenses [2] (6,852.2) (8,648.6) (9,082.5) (9,539.9) (9,953.2) (10,319.4) (10,319.4) 12.50% 7.4x 8.2x 9.3x Research and Development Expenses [2] (1,363.4) (1,984.0) (2,182.9) (2,373.5) (2,544.0) (2,695.8) (2,695.8) 13.00% 7.1x 7.8x 8.8x General and Administrative Expenses [2] (495.8) (631.6) (645.1) (654.0) (661.0) (666.3) (638.2) 13.50% 6.8x 7.5x 8.3x Stock-Based Compensation Expense [3] (586.5) (487.7) (450.0) (450.0) (450.0) (450.0) (450.0) Depreciation [4] 107.4 186.0 227.8 280.0 338.0 406.8 378.6 Adjusted EBITDA ¥2,498.4 ¥3,676.9 ¥4,101.3 ¥4,666.4 ¥4,937.1 ¥5,110.8 ¥5,110.8 Margin % 18.6% 20.9% 21.5% 22.6% 22.5% 22.3% 22.3% Depreciation & Amortization [5] (244.4) (368.6) (410.4) (462.7) (494.0) (406.8) (378.6) PV of Terminal Value Adjusted EBIT ¥2,254.0 ¥3,308.3 ¥3,690.8 ¥4,203.8 ¥4,443.1 ¥4,704.0 ¥4,732.2 Discount Rate as a % of Enterprise Value Taxes [6] (338.1) (496.2) (553.6) (630.6) (666.5) (705.6) (709.8) 2.00% 3.00% 4.00% Unlevered Earnings ¥1,915.9 ¥2,812.0 ¥3,137.2 ¥3,573.2 ¥3,776.7 ¥3,998.4 ¥4,022.4 11.50% 68.6% 71.2% 73.8% Depreciation & Amortization [5] 244.4 368.6 410.4 462.7 494.0 406.8 378.6 12.00% 67.2% 69.7% 72.3% Capital Expenditures [5] (151.4) (217.6) (253.2) (295.9) (334.4) (378.6) (378.6) 12.50% 65.8% 68.2% 70.8% Change in Net Working Capital [5] [7] 836.0 (558.9) (642.7) (1,171.5) (1,323.4) (1,435.6) (365.6) 13.00% 64.4% 66.8% 69.3% Unlevered Free Cash Flows ¥2,844.9 ¥2,404.2 ¥2,651.8 ¥2,568.5 ¥2,612.9 ¥2,591.0 ¥3,656.7 13.50% 63.1% 65.4% 67.8% DCF Assumptions Present Value PV of Terminal Value Based of Cash Flows on Perpetual Growth Rate for Implied Enterprise Value Discount Rate (2020 - 2025) 2025 Unlevered Free Cash Flow 2.00% 3.00% 4.00% 2.00% 3.00% 4.00% 11.50% ¥10,361.7 ¥22,650.2 ¥25,563.1 ¥29,252.8 ¥33,011.9 ¥35,924.9 ¥39,614.5 12.00% ¥10,270.4 ¥21,036.6 ¥23,603.2 ¥26,811.4 ¥31,307.1 ¥33,873.6 ¥37,081.8 Gordon Growth Check 12.50% ¥10,180.9 + ¥19,588.9 ¥21,863.2 ¥24,672.6 = ¥29,769.8 ¥32,044.0 ¥34,853.4 13.00% ¥10,092.9 ¥18,284.2 ¥20,309.8 ¥22,785.5 ¥28,377.1 ¥30,402.7 ¥32,878.4 13.50% ¥10,006.6 ¥17,103.3 ¥18,915.8 ¥21,110.0 ¥27,109.9 ¥28,922.5 ¥31,116.6

Page 1. Executive Summary 6 2. Financial Analyses 12 Core Business 15 Zhuan Zhuan & ZLJ 21 3. Appendices 26 4. Disclaimer 70

Confidential | Subject to Further Review and Revision Financial Analyses Summary Zhuan Zhuan & ZLJ Source: Company management, Capital IQ and public filings. Note: No particular weight was attributed to any single analysis. 1. Represents book value as of 3/31/2020 of noncontrolling interest in majority owned joint venture of Zhuan Zhuan. 2. Represents cash component of ZLJ acquisition that is expected to close in Q2 2020, per Company management. 3. Represents the Company’s ownership % in Zhuan Zhuan & ZLJ pro forma for the ZLJ acquisition, per Company management. Implied Proportionate Total Equity Value Reference Ranges – Zhuan Zhuan & ZLJ (RMB and dollars in millions) 22 Selected Companies Selected Companies Selected Companies Discounted Cash Flow Analysis Analysis Analysis Analysis CY 2020E CY 2021E CY 2022E Terminal Revenue Multiple Total Revenues Total Revenues Total Revenues 12.00x -- 14.00x Discount Rate Corresponding Base Amount ¥953.2 ¥1,862.9 ¥2,344.6 25.0% -- 35.0% Selected Multiples Range 12.00x -- 14.00x 5.50x -- 7.50x 4.00x -- 6.00x Implied Enterprise Value Reference Range (RMB) ¥11,438.7 -- ¥13,345.1 ¥10,245.9 -- ¥13,971.7 ¥9,378.4 -- ¥14,067.7 ¥8,090.2 -- ¥15,384.7 Zhuan Zhuan Cash and Cash Equivalents as of 3/31/2020 579.5 -- 579.5 579.5 -- 579.5 579.5 -- 579.5 579.5 -- 579.5 ZLJ Cash and Cash Equivalents as of 3/31/2020 35.8 -- 35.8 35.8 -- 35.8 35.8 -- 35.8 35.8 -- 35.8 Zhuan Zhuan Long-Term Investments as of 3/31/2020 18.8 -- 18.8 18.8 -- 18.8 18.8 -- 18.8 18.8 -- 18.8 Implied Total Enterprise Value Reference Range (RMB) ¥12,072.8 -- ¥13,979.2 ¥10,880.0 -- ¥14,605.8 ¥10,012.5 -- ¥14,701.7 ¥8,724.2 -- ¥16,018.8 ZLJ Debt as of 3/31/2020 (16.4) -- (16.4) (16.4) -- (16.4) (16.4) -- (16.4) (16.4) -- (16.4) Zhuan Zhuan Noncontrolling Interest as of 3/31/2020 [1] (12.0) -- (12.0) (12.0) -- (12.0) (12.0) -- (12.0) (12.0) -- (12.0) Cash Consideration for ZLJ [2] (360.0) -- (360.0) (360.0) -- (360.0) (360.0) -- (360.0) (360.0) -- (360.0) Implied Total Equity Value Reference Range (RMB) ¥11,684.4 -- ¥13,590.8 ¥10,491.6 -- ¥14,217.4 ¥9,624.1 -- ¥14,313.4 ¥8,335.9 -- ¥15,630.4 USD to RMB Exchange Rate as of 6/12/2020 7.1 -- 7.1 7.1 -- 7.1 7.1 -- 7.1 7.1 -- 7.1 Implied Total Equity Value Reference Range (USD) $1,649.5 -- $1,918.6 $1,481.1 -- $2,007.0 $1,358.6 -- $2,020.6 $1,176.8 -- $2,206.5 58.com Ownership % in Zhuan Zhuan & ZLJ [3] 46.9% -- 46.9% 46.9% -- 46.9% 46.9% -- 46.9% 46.9% -- 46.9% Implied Proportionate Total Equity Value Reference Range (USD) $774.2 -- $900.5 $695.2 -- $942.0 $637.7 -- $948.4 $552.3 -- $1,035.7

Confidential | Subject to Further Review and Revision Selected Historical & Projected Financial Information Zhuan Zhuan & ZLJ (RMB in millions) Source: Company management. Note: Company management did not provide a bifurcation of the certain income statement items, the projected balance sheet and ca sh flow statement between the Core Business and Zhuan Zhuan & ZLJ. At the direction of Company management, 100% of group consolidated historical and projected stock - based compensation expens e, depreciation & amortization, net working capital and capital expenditures are included for the Core Business. As such, the Zhuan Zhuan & ZLJ historical and projected amounts for the corr esp onding metrics are, per Company management, not material and not included. Fiscal Year Ended December 31, LTM Ended Fiscal Year Ending December 31, CAGR 2017 2018 2019 3/31/2020 2020E 2021E 2022E 2023E 2024E 2025E 2020E to 2025E Total Revenues ¥0.0 ¥235.9 ¥470.4 ¥511.8 ¥953.2 ¥1,862.9 ¥2,344.6 ¥2,831.7 ¥3,411.9 ¥4,092.3 33.8% Growth % NMF 99.4% 102.6% 95.4% 25.9% 20.8% 20.5% 19.9% Cost of Revenues (143.5) (330.7) (384.9) (405.7) (632.2) (1,058.8) (1,217.4) (1,401.9) (1,571.0) (1,796.6) Gross Profit (¥143.5) (¥94.8) ¥85.5 ¥106.1 ¥321.0 ¥804.1 ¥1,127.2 ¥1,429.7 ¥1,840.9 ¥2,295.7 Margin % NMF -40.2% 18.2% 20.7% 33.7% 43.2% 48.1% 50.5% 54.0% 56.1% Sales and Marketing Expenses (316.6) (892.6) (731.7) (770.5) (912.3) (1,064.5) (1,142.5) (1,154.3) (1,172.7) (1,194.4) Research and Development Expenses (150.8) (247.2) (280.5) (271.9) (259.2) (315.7) (361.1) (397.2) (436.9) (480.6) General and Administrative Expenses (8.1) (30.9) (36.2) (36.6) (49.5) (62.9) (68.7) (74.2) (80.1) (86.5) Adjusted EBITDA (¥619.1) (¥1,265.5) (¥962.9) (¥972.9) (¥899.9) (¥639.0) (¥445.0) (¥195.9) ¥151.2 ¥534.2 NMF Margin % NMF -536.5% -204.7% -190.1% -94.4% -34.3% -19.0% -6.9% 4.4% 13.1% Growth % NMF NMF NMF NMF NMF NMF NMF 253.3% 23

Confidential | Subject to Further Review and Revision Selected Companies Analysis Zhuan Zhuan & ZLJ Source: Bloomberg, Public filings and Capital IQ. Note: No company used in this analysis for comparative purposes is identical to the Company. 1. Enterprise value equals equity market value + debt outstanding + preferred stock + minority interests – cash and cash equivalent s. 2. Based on closing prices as of 6/12/2020. 3. Based on diluted shares. 4. Multiples based on forward looking financial information may have been calendarized to the Company’s fiscal year end of Decem ber 31 st . (dollars in millions, except per share / ADS values) 24 Share Equity Market Enterprise Enterprise Value [1] to Revenue Accepted Range Exchange Country Price [2] Value [2,3] Value [2,3] CY 2020E [4] CY 2021E [4] CY 2022E [4] Mercari, Inc. TSE Japan $29.02 $4,810.9 $4,007.1 5.23x 4.22x 3.40x US-Listed Chinese Internet 51job, Inc. NasdaqGS China $65.94 $4,639.5 $3,087.8 5.70x 5.08x 4.57x Autohome Inc. NYSE China $83.46 10,055.6 8,246.1 6.79x 6.04x 5.27x Baidu, Inc. NasdaqGS China $116.27 41,725.4 31,842.9 2.05x 1.79x 1.62x SINA Corporation NasdaqGS China $34.47 2,326.5 2,873.8 1.35x 1.23x 1.13x Vipshop Holdings Limited NYSE China $17.72 12,130.2 11,195.1 0.85x 0.75x 0.67x Weibo Corporation NasdaqGS China $32.47 7,471.7 6,807.3 4.09x 3.65x 3.31x All Selected Companies Low 0.85x 0.75x 0.67x High 6.79x 6.04x 5.27x Median 4.09x 3.65x 3.31x Mean 3.72x 3.25x 2.85x 58.com Inc. (Current as of 6/12/2020) $49.82 $7,736.3 $5,262.0 2.37x 1.99x 1.77x 58.com Inc. (Unaffected as of 4/1/2020) $46.70 $7,203.8 $4,813.2 2.17x 1.82x 1.62x

Confidential | Subject to Further Review and Revision Discounted Cash Flow Analysis Zhuan Zhuan & ZLJ Source: Company management, public filings. Note: Present values as of 6/12/2020; mid - year convention applied. Note: Company management did not provide a bifurcation of the certain income statement items, the projected balance sheet and ca sh flow statement between the Core Business and Zhuan Zhuan & ZLJ. At the direction of Company management, 100% of group consolidated historical and projected stock - based compensation expense, depreciat ion & amortization, net working capital and capital expenditures are included for the Core Business. As such, the Zhuan Zhuan & ZLJ historical and projected amounts for the corresponding metrics are, per Co mpany management, not material and not included. 1. Represents estimated financial results for the 9 months ending 12/31/2020. 2. Per Company management and public filings, Zhuan Zhuan has ~ ¥2 billion of net operating loss carryforwards as of 12/31/2019 that expire by the end of 2025. As such, Company management d oes not expect Zhuan Zhuan to pay any taxes during the discrete forecast period and has indicated that all of its existing carryforwards wil l e xpire if unutilized by 12/31/2025. ( RMB in millions) 25 Projected Fiscal Year Ending December 31, 2020E [1] 2021E 2022E 2023E 2024E 2025E Total Revenues ¥856.0 ¥1,862.9 ¥2,344.6 ¥2,831.7 ¥3,411.9 ¥4,092.3 Growth % 102.6% 95.4% 25.9% 20.8% 20.5% 19.9% Discount Rate 12.00x 13.00x 14.00x Cost of Revenues (562.8) (1,058.8) (1,217.4) (1,401.9) (1,571.0) (1,796.6) 25.00% 109.3% 108.5% 107.8% Sales and Marketing Expenses (745.1) (1,064.5) (1,142.5) (1,154.3) (1,172.7) (1,194.4) 27.50% 110.4% 109.6% 108.8% Research and Development Expenses (203.2) (315.7) (361.1) (397.2) (436.9) (480.6) 30.00% 111.7% 110.7% 109.9% General and Administrative Expenses (41.9) (62.9) (68.7) (74.2) (80.1) (86.5) 32.50% 113.1% 112.0% 111.0% Adjusted EBITDA (¥697.0) (¥639.0) (¥445.0) (¥195.9) ¥151.2 ¥534.2 35.00% 114.7% 113.4% 112.3% Margin % -81.4% -34.3% -19.0% -6.9% 4.4% 13.1% Taxes [2] 0.0 0.0 0.0 0.0 0.0 0.0 Unlevered Free Cash Flows (¥697.0) (¥639.0) (¥445.0) (¥195.9) ¥151.2 ¥534.2 Present Value PV of Terminal Value Terminal Value Assumptions of Cash Flows as a Multiple of Implied Enterprise Value Discount Rate (2020 - 2025) 2025 Total Revenues 12.00x 13.00x 14.00x 12.00x 13.00x 14.00x 25.00% (¥1,207.7) ¥14,222.1 ¥15,407.2 ¥16,592.4 ¥13,014.4 ¥14,199.6 ¥15,384.7 27.50% (¥1,203.6) ¥12,741.0 ¥13,802.7 ¥14,864.5 ¥11,537.3 ¥12,599.1 ¥13,660.8 30.00% (¥1,198.5) + ¥11,438.5 ¥12,391.7 ¥13,344.9 = ¥10,240.0 ¥11,193.2 ¥12,146.5 32.50% (¥1,192.4) ¥10,290.3 ¥11,147.8 ¥12,005.4 ¥9,097.9 ¥9,955.5 ¥10,813.0 35.00% (¥1,185.5) ¥9,275.7 ¥10,048.7 ¥10,821.6 ¥8,090.2 ¥8,863.1 ¥9,636.1 PV of Terminal Value as a % of Enterprise Value

Page 1. Executive Summary 6 2. Financial Analyses 12 3. Appendices 26 Recent Transactions & Implied Valuations of Selected LT Investments 27 Additional US - Listed Chinese Internet Companies Information 33 Selected Public Market Observations 41 Additional Classifieds Companies Information - Illustrative Only 59 Glossary 68 4. Disclaimer 70

Page 1. Executive Summary 6 2. Financial Analyses 12 3. Appendices 26 Recent Transactions & Implied Valuations of Selected LT Investments 27 Additional US - Listed Chinese Internet Companies Information 33 Selected Public Market Observations 41 Additional Classifieds Companies Information - Illustrative Only 59 Glossary 68 4. Disclaimer 70

Confidential | Subject to Further Review and Revision Summary of Long - Term Investments Source: public filings, Company management. 1. For Che Hao Duo and 58 Home, based on indications provided by Company management and converted to USD utilizing exchange rate as of 6/12/2020; 5i5j based on public trading prices in RMB as of 6/12/2020. 2. Consists of other investments that are classified as measurement alternative investments, equity method investments and fair val ue method investments as of 12/31/2019 per public filings. (RMB in millions) 28 Book Value Implied by Selected Value Range as of Recent Value for HL Analyses USD 3/31/2020 Indications [1] Low High Recent Valuation Indications Che Hao Duo (Guazi) ¥1,362.8 ¥4,250.3 ¥1,362.8 -- ¥4,250.3 ● Refer to following pages for description of Guazi's recent valuation indication & selected value range 58 Daojia ¥5,387.4 ¥5,387.4 -- ¥5,387.4 ● Refer to following pages for description of 58 Daojia valuation indication from its most recent financing round 58 Freight ¥3,200.2 ¥2,819.1 -- ¥3,200.2 ● Refer to following pages for description of 58 Freight's recent valuation indication & selected value range 5i5j (SZSE:000560) ¥641.6 ¥647.4 ¥647.4 -- ¥647.4 ● ● Closing share price of 5I5J on 6/12/2020 was ¥3.32 per share MV of investment is ¥647.4 million based on 6/12/2020 closing price and 195.0 million shares held by 58.com Description of Investment Tujia ¥282.4 NA ¥282.4 -- ¥282.4 ● ● Invested in ordinary shares and series D preference shares of Tujia.com International in 2016. Initially measured at investment amount of ¥276.5 million ($39.9 million) For year ended 12/31/2019, the Company did not identify any observable price change in this investment Investee A ¥308.5 NA ¥308.5 -- ¥308.5 ● In 2017, acquired shares for cash consideration of ¥284.5 million ($43.5 million) in Investee A Investee B ¥249.1 NA ¥249.1 -- ¥249.1 ● ● In 2018, invested ¥300 million and Company has not identified any observble price change in this investment Company impaired this investment by ¥48.5 million in Q1 2020 Investee C ¥238.9 NA ¥238.9 -- ¥238.9 Investee D ¥141.7 NA ¥141.7 -- ¥141.7 Investee E ¥150.0 NA ¥150.0 -- ¥150.0 ● In 2019, invested ¥150 million and Company has not identified any observble price change in this investment Investee F ¥707.0 NA ¥707.0 -- ¥707.0 ● In 2019, invested ¥700 million and has increased book value for its share of Investee F's earnings Investee G ¥339.5 NA ¥339.5 -- ¥339.5 ● ● ● In 2017, invested ¥99 million In 2019, invested ¥198 million Investment in Investee G book value has increased for the Company's share of Investee G's earnings Sweetome ¥243.3 NA ¥243.3 -- ¥243.3 ● ● ● Sweetome is mainly engaged in providing short-term leasing services and homestay hotels services In 2017, invested ¥10 million for preference shares (¥2.0mm) and ordinary shares (¥8.0mm) In 2019, (i) agreed to pay ¥160.0 million cash for preference shares and (ii) agreed to provide business resources valued at ¥94.9 million over a four-year period for ordinary shares Ai Fang ¥242.8 NA ¥242.8 -- ¥242.8 ● ● ● In 2019, invested ¥153 million for 30% of interests in Shanghai Gengying Information Technology Co., Ltd. ("Ai Fang"), which is a real estate business In Q1 2020, invested an additional ¥139 million for an additional 15% of Ai Fang Book value of investment has decreased for the Company's share of Ai Fang's losses Other Investment [2] ¥635.9 NA ¥635.9 -- ¥635.9 Total LT Investments ¥8,269.9 ¥13,755.9 -- ¥17,024.4 Zhuan Zhuan Investments (¥18.8) (¥18.8)-- (¥18.8) Core LT Investments ¥8,251.1 ¥13,737.1 -- ¥17,005.6 ¥2,726.4

Confidential | Subject to Further Review and Revision Che Hao Duo (Guazi) (8.0% owned by 58.com) □ The selected value of the Company’s interest in Guazi is ~¥1.4 billion to ~¥4.2 billion based on the following considerations » In September 2019, the Company sold a portion of its ownership (~10% of Guazi) to a third - party investor for a total price of ~¥4,760.5 million. As of September 2019, the implied value of the remaining 8% stake held by the Company in Guazi would be $0.6 billion (~¥4.2 billion 1 ), per Company management » Company management provided an estimated book value as of 3/31/2020 for its interest in Guazi of ¥1,362.8 million, which represents a write down of ¥543.3 million from Guazi’s book value of ¥1,906.1 million as of 12/31/2019. Per Company management, the latest book value after the write down represents its current estimate of the market value of the Company’s interest in Guazi. » Guazi is in the used car business with significant exposure to the financing side of the auto business and Company management has indicated that the online used cars marketplace has been significantly impacted by COVID - 19 and industry competitive factors » Per Company management, Uxin Limited is similar to Guazi due to its operations in China and level of exposure to auto financing Summary of Recent Disposal of Portion of Che Hao Duo (Guazi) (RMB and shares/ADS in millions, dollars in actuals) Summary of Recent Disposal of Portion of Guazi, Corresponding Implied Valuation and Other Considerations Source: Company management, public filings, Capital IQ. Note: Per Company management, the various classes of equity in Guazi are economically similar. 1. Based on RMB to USD exchange rate as of 6/12/2020 per Capital IQ. 29 Total Share/ADS Price Return Since Approximate Date of Guazi Disposal for Similar Public Companies September 2019 Closing Total Share/ADS Average Closing Share/ADS Price Price Return Since Share/ADS Price on 6/12/2020 September 2019 Uxin Limited $2.93 $1.47 (49.8%) Selected Automobile Classifieds Auto Trader Group plc $6.39 $6.64 4.0% Autohome Inc. $91.89 $83.46 (9.2%) CarGurus, Inc. $32.95 $25.49 (22.6%) Cars.com Inc. $9.52 $6.28 (34.0%) carsales.com Ltd $10.74 $11.18 4.1% MSCI World Index $2,182.69 $2,164.46 (0.8%) S&P 500 Index $2,979.20 $3,041.31 2.1%

Confidential | Subject to Further Review and Revision 58 Daojia February 2020 Financing (81.9% owned by 58 Home) (56.3% effective ownership by 58.com) □ In 2019 and 2020, 58 Daojia completed a series of equity financings from outside investors with the latest round of financing cl osing on February 14, 2020 □ In the most recent financing signed in December 2019 and closed in February 2020 (“February 2020 Financing ”) , 58 Daojia issued ~39.3 million Series B Preferred shares, representing 7.4% of the pro forma outstanding shares, to new investors for a total investment of ~$100 million (~¥708 million 1 ) □ The implied post money equity value of 58 Daojia based on the February 2020 Financing is ~¥9.6 billion or ~$1,350 million □ The implied value of the Company’s interest in 58 Daojia, based on the Company’s 68.8% interest in 58 Home which owns 81.9% o f 58 Daojia per Company management, is ~¥5.4 billion or ~$760 million Summary of 58 Daojia Recent Financing Source: Company management, public filings, Capital IQ. Note: Per Company management, the various classes of equity in each of 58 Home, 58 Daojia and 58 Freight are economically sim ila r. Note: Share counts and ownership percentages shown above exclude ESOP shares per Company management. 1. Based on RMB to USD exchange rate as of 6/12/2020 per Capital IQ. 2. Per Company management. Summary of Recent 58 Home Financing and Corresponding Implied Valuation (dollars, RMB and shares in millions) 30 Implied Proportionate Equity Value of 58 Daojia RMB [1] USD [1] Shares Issued in February 2020 Financing [2] 39.3 39.3 Per Share Price in February 2020 Financing [2] ¥18.04 $2.55 A Total Investment Amount ¥708.4 $100.0 Shares Issued in February 2020 Financing [2] 39.3 39.3 58 Home Interest in 58 Daojia [2] 81.9% Pro Forma Total Shares Outstanding in 58 Daojia [2] 530.0 530.0 58.com Interest in 58 Home [2] 68.8% B Investors Pro Forma Ownership % 7.4% 7.4% 58.com Effective Interest in 58 Daojia 56.3% A / B Implied Post Money Equity Value of 58 Daojia ¥9,563.0 $1,350.0 58.com Current Ownership in 58 Daojia 56.3% 56.3% Implied Proportionate Equity Value of 58 Daojia ¥5,387.4 $760.5

Confidential | Subject to Further Review and Revision 58 Freight July 2018 Financing (56.4% owned by 58 Home) (38.8% effective ownership by 58.com) □ In July 2018, 58 Freight completed its Series B financing round, issuing 88.2 million Series B Preferred shares, representing 13 .8% of the pro forma outstanding shares, for a total investment of ~$160.4 million (~¥1.1 billion1) □ The implied post money equity value of 58 Freight based on the July 2018 financing is ~¥8.3 billion or ~$1,165 million □ The implied value of the Company’s interest in 58 Freight, based on the Company’s 68.8% interest in 58 Home which owns 56.4% of 58 Freight per Company management, is ~¥3.2 billion or ~$452 million □ 58 Freight’s cash balance has decreased from ~¥1,220 million pro forma for the July 2018 financing to ~¥238 million as of 12/ 31/ 2019, representing a decrease of ~¥982 million □ Adjusting the implied value of the Company’s interest in 58 Freight by the proportionate decrease in cash since the July 2018 fi nancing results in an adjusted implied value of ~¥2.8 billion or ~$398 million □ Per Company management, the cargo, freight logistics and delivery services market is low volume by nature and, in order to ef fec tively compete, 58 Freight will have to lower prices which has and is expected to continue to burn significant levels of cash □ Furthermore, 58 Freight is experiencing increased competition through existing e - commerce and logistics companies as well as sma ller competitors that are well capitalized by large strategics and financial sponsors Summary of 58 Freight Recent Financing Source: Company management, public filings, Capital IQ. Note: Per Company management, the various classes of equity in each of 58 Home, 58 Daojia and 58 Freight are economically sim ila r. Note: Share counts and ownership percentages shown above exclude ESOP shares per Company management. 1. Based on RMB to USD exchange rate as of 6/12/2020 per Capital IQ. 2. Per Company management. Summary of Recent 58 Home Financing and Corresponding Implied Valuation (dollars, RMB and shares in millions) 31 Implied Proportionate Equity Value of 58 Freight RMB [1] USD [1] Shares Issued in July 2018 Financing [2] 88.2 88.2 Per Share Price in July 2018 Financing [2] ¥12.88 $1.82 A Total Investment Amount ¥1,136.5 $160.4 Shares Issued in July 2018 Financing [2] 88.2 88.2 58 Home Interest in 58 Freight [2] 56.4% Pro Forma Total Shares Outstanding in 58 Freight [2] 640.5 640.5 58.com Interest in 58 Home [2] 68.8% B Investors Pro Forma Ownership % 13.8% 13.8% 58.com Effective Interest in 58 Freight 38.8% A / B Implied Post Money Equity Value of 58 Freight ¥8,252.0 $1,164.9 58.com Current Ownership in 58 Freight 38.8% 38.8% CImplied Proportionate Equity Value of 58 Freight ¥3,200.2 $451.8 Cash & Cash Equivalents Prior to July 2018 Financing [2] ¥84.0 $11.9 A Total Investment Amount 1,136.5 160.4 Pro Forma Cash & Cash Equivalents for July 2018 Financing ¥1,220.5 $172.3 Less: Cash & Cash Equivalents as of 12/31/2019 [2] (238.0) (33.6) Total Cash Burn Since July 2018 Financing ¥982.5 $138.7 58.com Current Ownership in 58 Freight 38.8% 38.8% D Proportionate Total Cash Burn Since July 2018 Financing ¥381.0 $53.8 C - DAdjusted Implied Proportionate Equity Value of 58 Freight ¥2,819.1 $398.0

Confidential | Subject to Further Review and Revision ZLJ Acquisition in May 2020 □ In May 2020, Zhuan Zhuan entered into an arm’s length, negotiated transaction with a third party to acquire 100% of Shenzhen Wan shifu Technology Co., Ltd., which operates the Zhaoliangji app (ZLJ) □ Per Company management, the headline acquisition price for ZLJ was ¥2.0 billion (~$280.5 million 1 ), financed by ¥360 million cash and ~242.0 million shares of Zhuan Zhuan, representing ~14.4% of Zhuan Zhuan’s existing shares and ~12.6% of Zhuan Zhuan on a pro forma bas is □ The ZLJ transaction implied a pre - money valuation for Zhuan Zhuan of ~$1.6 billion (~¥11.4 billion 1 ) on a standalone basis based on the (i) headline acquisition price, (ii) cash consideration component and (iii) number of shares issued to former owners of ZLJ. » The implied pre - money valuation for Zhuan Zhuan corroborates the implied value from a financing in 2019 by which 58.com, Tencent and certain new investors contributed an equivalent of $300 million at an implied valuation of $1.6 billion. □ The sum of the headline acquisition price for ZLJ and implied pre - money valuation for Zhuan Zhuan less cash consideration equals an implied value for Zhuan Zhuan & ZLJ of ~¥13.0 billion or ~$1.8 billion □ The implied value of the Company’s interest in Zhuan Zhuan & ZLJ after factoring in dilution from 54.6% to 46.9% on a pro for ma basis is equal to ~¥6.1 billion or ~$863 million Summary of Recent Zhuan Zhuan & ZLJ Transaction Source: Company management, public filings, Capital IQ. Note: Per Company management, the various classes of equity in Zhuan Zhuan are economically similar. 1. Based on RMB to USD exchange rate as of 6/12/2020 per Capital IQ. 2. Per Company management. 3. For purposes of determining number of shares issued in the ZLJ acquisition and pre - acquisition total Zhuan Zhuan Shares, ESOP sh ares are included at the direction of Company management. Summary of Recent Zhuan Zhuan & ZLJ Transaction and Corresponding Implied Valuation (dollars, RMB and shares in millions) 32 Implied Proportionate Equity Value of Zhuan Zhuan & ZLJ RMB [1] USD [1] A Headline Acquisition Price for ZLJ (May 2020) [2] ¥2,000.0 $282.3 Less: Cash Consideration [2] (360.0) (50.8) B Implied Value of Zhuan Zhuan Stock Consideration ¥1,640.0 $231.5 Number of Zhuan Zhuan Shares Issued [2] [3] 242.0 242.0 Pre-Acquisition Total Number of Shares [2] [3] 1,679.8 1,679.8 C % of Zhuan Zhuan Shares Issued 14.4% 14.4% B / C Implied Pre Money Value of Zhuan Zhuan ¥11,382.0 $1,606.8 A Headline Acquisition Price for ZLJ (May 2020) [2] 2,000.0 282.3 Less: Cash Consideration [2] (360.0) (50.8) Implied Equity Value of Zhuan Zhuan & ZLJ ¥13,022.0 $1,838.3 58.com Pro Forma Ownership [2] 46.9% 46.9% Implied Proportionate Equity Value of Zhuan Zhuan & ZLJ ¥6,112.2 $862.8

Page 1. Executive Summary 6 2. Financial Analyses 12 3. Appendices 26 Recent Transactions & Implied Valuations of Selected LT Investments 27 Additional US - Listed Chinese Internet Companies Information 33 Selected Public Market Observations 41 Additional Classifieds Companies Information - Illustrative Only 59 Glossary 68 4. Disclaimer 70

Confidential | Subject to Further Review and Revision $41,725 $12,130 $10,056 $7,472 $7,204 $4,639 $4,811 $2,327 $7,472 $11,880 1 2 3 4 5 6 7 8 Baidu Vipshop Holdings Autohome Weibo 58.Com Consolidated 51job Mercari SINA Selected Benchmarking Data Selected U.S. - Listed Chinese Internet Companies Market Capitalization 1 CY 2018 to CY 2019 Revenue Growth Sources: Capital IQ, Bloomberg and public filings. Note: No company used for comparative purposes is identical to the Company. 1. As of 6/12/2020. Figures shown for 58.com Consolidated are based on the unaffected date of 4/1/2020. 2. Based solely on Selected U.S. - Listed Chinese Internet Companies and Mercari, Inc. (dollars in millions) Mean [2] 58.com Median [2] U.S. - Listed Chinese Internet Companies Mercari, Inc. Mean [2] 58.com Median [2] U.S. - Listed Chinese Internet Companies Mercari, Inc. 99.4% 42.8% 18.6% 17.1% 16.4% 10.0% 5.8% 5.0% 2.8% 2.6% 5.8% 12.2% 1 2 3 4 5 6 7 8 9 10 Zhuan Zhuan & ZLJ Mercari 58.com Consolidated 58.com Core Business Autohome Vipshop Holdings 51job Baidu Weibo SINA 34

Confidential | Subject to Further Review and Revision 101.7% 16.1% 12.9% 3.8% 3.7% 3.7% - 2.4% - 19.7% NMF NMF 3.8% 16.7% 1 2 3 4 5 6 7 8 9 10 Vipshop Holdings 58.com Consolidated Autohome SINA 51job 58.com Core Business Weibo Baidu Zhuan Zhuan & ZLJ Mercari 99.0% 27.7% 11.7% 8.2% 7.8% 7.2% 6.8% 4.3% 3.7% 2.7% 6.8% 8.7% 1 2 3 4 5 6 7 8 9 10 Zhuan Zhuan & ZLJ Mercari 58.com Consolidated Baidu 58.com Core Business Autohome Vipshop Holdings SINA 51job Weibo Selected Benchmarking Data Selected U.S. - Listed Chinese Internet Companies CY 2019 to CY 2021E Revenue Growth CY 2018 to CY 2019 Adjusted EBITDA Growth Sources: Capital IQ, Bloomberg and public filings. Note: No company used for comparative purposes is identical to the Company. 1. Based solely on Selected U.S. - Listed Chinese Internet Companies and Mercari, Inc. Mean [1] 58.com Median [1] U.S. - Listed Chinese Internet Companies Mercari, Inc. Mean [1] 58.com Median [1] U.S. - Listed Chinese Internet Companies Mercari, Inc. 35

Confidential | Subject to Further Review and Revision Selected Benchmarking Data Selected U.S. - Listed Chinese Internet Companies CY 2019 to CY 2021E Adjusted EBITDA Growth CY 2019 Adjusted EBITDA Margin % Sources: Capital IQ, Bloomberg and public filings. Note: No company used for comparative purposes is identical to the Company. 1. Based solely on Selected U.S. - Listed Chinese Internet Companies and Mercari, Inc. Mean [1] 58.com Median [1] U.S. - Listed Chinese Internet Companies Mercari, Inc. Mean [1] 58.com Median [1] U.S. - Listed Chinese Internet Companies Mercari, Inc. 21.6% 11.9% 5.7% 3.1% 2.8% - 1.5% - 3.3% - 6.6% NMF NMF 4.4% 7.3% 1 2 3 4 5 6 7 8 9 10 Vipshop Holdings Autohome 51job Baidu Weibo SINA 58.com Consolidated 58.com Core Business Zhuan Zhuan & ZLJ Mercari 39.8% 33.1% 30.1% 27.9% 24.7% 23.4% 19.4% 6.9% - 37.5% NMF 24.7% 17.2% 1 2 3 4 5 6 7 8 9 10 Autohome Weibo 51job 58.com Core Business Baidu SINA 58.com Consolidated Vipshop Holdings Mercari Zhuan Zhuan & ZLJ 36

Confidential | Subject to Further Review and Revision Selected Benchmarking Data Selected U.S. - Listed Chinese Internet Companies CY 2021E Adjusted EBITDA Margin % CY 2019 Stock Based Compensation / Adjusted EBITDA Sources: Capital IQ, Bloomberg and public filings. Note: No company used for comparative purposes is identical to the Company. 1. Based solely on Selected U.S. - Listed Chinese Internet Companies and Mercari, Inc. Mean [1] 58.com Median [1] U.S. - Listed Chinese Internet Companies Mercari, Inc. Mean [1] 58.com Median [1] U.S. - Listed Chinese Internet Companies Mercari, Inc. 43.4% 35.4% 33.6% 22.9% 21.5% 20.9% 15.6% 8.8% 3.0% - 34.3% 22.9% 24.1% 1 2 3 4 5 6 7 8 9 10 Autohome Weibo 51job SINA Baidu 58.com Core Business 58.com Consolidated Vipshop Holdings Mercari Zhuan Zhuan & ZLJ 22.1% 22.1% 16.8% 12.9% 10.9% 9.8% 9.8% 6.1% NA NA 10.3% 13.5% 1 2 3 4 5 6 7 8 9 10 Baidu SINA 58.Com Consolidated 58.Com Core Business Vipshop Holdings Weibo 51job Autohome Zhuan Zhuan & ZLJ Mercari 37

Confidential | Subject to Further Review and Revision 94.6% 23.5% 15.1% 13.8% 6.0% 4.5% 1.4% 1.2% 6.0% 20.7% 1 2 3 4 5 6 7 8 SINA Baidu 58.Com Weibo Vipshop Holdings 51job Mercari Autohome Selected Benchmarking Data Selected U.S. - Listed Chinese Internet Companies CY 2019 Long Term Investments 1 / Market Capitalization 2 Sources: Capital IQ, Bloomberg and public filings. Note: No company used for comparative purposes is identical to the Company. 1. Based on book value of long term investments for the most recent quarter for which financial information has been made pub lic , except for 58.com which is based on the most recent quarter. 2. As of 6/12/2020. 3. Based solely on Selected U.S. - Listed Chinese Internet Companies and Mercari, Inc. Mean [2] 58.com Median [2] U.S. - Listed Chinese Internet Companies Mercari, Inc. 38

Confidential | Subject to Further Review and Revision Float and Trading Observations US - Listed Chinese Internet Companies Public Float / Shares Outstanding 90 - Day Average Daily Volume / Public Float Source: Capital IQ as of 6/12/2020. 39 US - Listed Chinese Internet Mercari, Inc. US - Listed Chinese Internet Mercari, Inc. 41.6% 48.1% 78.7% 84.9% 24.0% 84.9% 52.5% 59.3% 52.5% 66.5% 51job, Inc. Autohome Inc. Baidu, Inc. SINA Corporation Weibo Corporation Vipshop Holdings Limited Mercari, Inc. Mean Median 58.com Inc. 0.84% 1.05% 1.85% 1.40% 3.30% 1.66% 2.01% 1.73% 1.66% 0.84% 51job, Inc. Autohome Inc. Baidu, Inc. SINA Corporation Weibo Corporation Vipshop Holdings Limited Mercari, Inc. Mean Median 58.com Inc.

Confidential | Subject to Further Review and Revision Float and Trading Observations (cont.) US - Listed Chinese Internet Companies 90 - Day Average Daily Volume / Shares Outstanding 90 - Day Average Daily Trading Value Source: Capital IQ as of 6/12/2020. (dollars in millions) 40 US - Listed Chinese Internet Mercari, Inc. US - Listed Chinese Internet Mercari, Inc. 0.35% 0.50% 1.46% 1.19% 0.79% 1.04% 1.06% 0.91% 1.04% 0.56% 51job, Inc. Autohome Inc. Baidu, Inc. SINA Corporation Weibo Corporation Vipshop Holdings Limited Mercari, Inc. Mean Median 58.com Inc. $14.8 $45.6 $521.6 $25.4 $61.3 $112.8 $39.6 $117.3 $45.6 $43.4 51job, Inc. Autohome Inc. Baidu, Inc. SINA Corporation Weibo Corporation Vipshop Holdings Limited Mercari, Inc. Mean Median 58.com Inc.

Page 1. Executive Summary 6 2. Financial Analyses 12 3. Appendices 26 Recent Transactions & Implied Valuations of Selected LT Investments 27 Additional US - Listed Chinese Internet Companies Information 33 Selected Public Market Observations 41 Additional Classifieds Companies Information - Illustrative Only 59 Glossary 68 4. Disclaimer 70

Confidential | Subject to Further Review and Revision 0.0 0.5 1.0 1.5 2.0 2.5 $40.00 $45.00 $50.00 $55.00 $60.00 $65.00 $70.00 1/2/2020 1/12/2020 1/22/2020 2/1/2020 2/11/2020 2/21/2020 3/2/2020 3/12/2020 3/22/2020 4/1/2020 Volume (in millions) 58.com Closing ADS Price Impact of COVID - 19 on ADS Trading Activity YTD 2020 ADS Price Performance Until Initial Proposal (1/2/2020 – 4/1/2020) 1/15/2020 – 2/1/2020 (~12 thousand cases 1 ) Source: Capital IQ, public information. Note: Information above does not highlight other Company or industry - specific considerations that may have impacted the Company’ s trading activity. 1. Represents number of worldwide cases on the last date of each respective date range per Google News. Transaction: $56.00 per ADS (per ADS values in actuals, ADS in millions) 4/1/20 (~824 thousand) ADS closed at $46.70/ADS on date prior to Initial Proposal 2/15/2020 – 3/10/2020 (~114 thousand cases 1 ) 3/10/2020 – 3/20/2020 (~234 thousand cases 1 )  (1/16/2020) COVID - 19 spreads outside of mainland China for the first time, with Japan and Taiwan recording first cases  (1/24/2020) China extends travel restrictions or quarantines to twelve cities  (1/30/2020) The World Health Organization declares the COVID - 19 outbreak a Public Health Emergency of International Concern  (2/15/2020) Lockdowns and travel restrictions extend to more than 760 million people in China  (2/24/2020) Chinese officials postpone the National People’s Congress, the most significant political event in China  (3/11/2020) United States suspends entry of all foreign nationals coming from China, Iran and certain European Countries  (3/19/2020) China reports zero new local coronavirus infections 42

Confidential | Subject to Further Review and Revision Relative ADS/Share Price Return Since Initial Proposal (4/2/2020 – 6/12/2020) Source: Capital IQ. Note: US - Traded Chinese Internet Index is equally weighted and includes 51job, Inc., Autohome Inc., Baidu Inc., SINA Corp., Vips hop Holdings and Weibo Corp. Note: Classifieds Index is equally weighted and includes Adevinta ASA, Info Edge (India) Limited, Mercari, Inc., Auto Trader Gro up plc, CarGurus, Inc., carsales.com Ltd., Cars.com Inc., en - japan Inc., HeadHunter Group PLC, Recruit Holdings Co, Ltd., SEEK Limited, REA Group Limited, Rightmove plc and Scout24 AG. (5.6%) 43 46.3% 20.0% 9.6% -20% -10% 0% 10% 20% 30% 40% 50% 60% Share/ADS Price Return 58.com U.S.-Listed Chinese Internet Index Classifieds Index MSCI World Index

Confidential | Subject to Further Review and Revision YTD Relative Total Shareholder Return (1/1/2020 – 6/12/2020) Source: Bloomberg. Note: US - Traded Chinese Internet Index is equally weighted and includes 51job, Inc., Autohome Inc., Baidu Inc., SINA Corp., Vips hop Holdings and Weibo Corp. Note: Classifieds Index is equally weighted and includes Adevinta ASA, Info Edge (India) Limited, Mercari, Inc., Auto Trader Gro up plc, CarGurus, Inc., carsales.com Ltd., Cars.com Inc., en - japan Inc., HeadHunter Group PLC, Recruit Holdings Co, Ltd., SEEK Limited, REA Group Limited, Rightmove plc and Scout24 AG. (23.0%) (7.2%) (7.2%) (6.5%) 44 -50% -40% -30% -20% -10% 0% 10% 20% Total Shareholder Return 58.com U.S.-Listed Chinese Internet Index Classifieds Index MSCI World Index

Confidential | Subject to Further Review and Revision -40% -20% 0% 20% 40% 60% 80% 100% 120% 140% 160% 180% Total Shareholder Return 58.com U.S.-Listed Chinese Internet Index Classifieds Index MSCI World Index Relative Total Shareholder Return Since 4/2017 Since Initial Proposal (4/2/2020 – 6/12/2020) (5.6%) 41.4% 20.9% 9.8% Total Relative Shareholder Returns Prior to Initial Proposal YTD 2020 1-Year 2-Year 3-Year Total Return Total Return Total Return Total Return 1/2/20 to 4/1/20 4/1/19 to 4/1/20 4/2/18 to 4/1/20 4/3/17 to 4/1/20 58.com (27.9%) (27.7%) (41.5%) 32.0% US-Traded Chinese Internet Index (17.1%) (18.6%) (41.6%) 13.4% Classifieds Index (30.3%) (12.5%) (4.6%) 20.8% MSCI World Index (24.0%) (10.9%) (9.3%) 3.6% Total Return Since Initial Proposal 45 Source: Bloomberg. Note: US - Traded Chinese Internet Index is equally weighted and includes 51job, Inc., Autohome Inc., Baidu Inc., SINA Corp., Vips hop Holdings and Weibo Corp. Note: Classifieds Index is equally weighted and includes Adevinta ASA, Info Edge (India) Limited, Mercari, Inc., Auto Trader Gro up plc, CarGurus, Inc., carsales.com Ltd., Cars.com Inc., en - japan Inc., HeadHunter Group PLC, Recruit Holdings Co, Ltd., SEEK Limited, REA Group Limited, Rightmove plc and Scout24 AG.

Confidential | Subject to Further Review and Revision 0.0 0.5 1.0 1.5 2.0 2.5 $46.00 $48.00 $50.00 $52.00 $54.00 $56.00 4/1/2020 4/8/2020 4/15/2020 4/22/2020 4/29/2020 5/6/2020 5/13/2020 5/20/2020 5/27/2020 6/3/2020 6/10/2020 Volume (in millions) 58.com Closing ADS Price ADS Trading Activity Since Initial Proposal ADS Price Performance Since Initial Proposal 4/2/20 Initial Proposal 1 announced at $55.00/ADS. ADS closed at $52.76/ADS 4/20/20 Announced formation of Special Committee. ADS closed at $52.00/ADS 4/27/20 Announced appointment of independent financial advisor and legal counsel to the Special Committee. ADS closed at $51.88/ADS 4/30/20 Proposal 2 announced at $55.00/ADS. ADS closed at $51.95/ADS Source: Capital IQ as of 6/12/2020, public filings. 1. Represents proposal from Ocean Link announced on 4/2/2020 to acquire all outstanding ordinary shares and ADS of the Company f or $56.00 per ADS (the “Initial Proposal”) 2. Represents the updated proposal from Warburg Pincus, General Atlantic, Ocean Link and the Chairman announced on 4/30/2020 to acq uire all outstanding ordinary shares and ADS of the Company for $56.00 per ADS (the “Transaction”). Transaction: $56.00 per ADS 6/12/20 ADS closed at $49.82/ADS (per ADS values in actuals, ADS in millions) 46

Confidential | Subject to Further Review and Revision 73 1,916 1,702 2,850 5,746 10,182 4,139 1,057 0.3% 6.9% 6.2% 10.3% 20.8% 36.8% 15.0% 3.8% $46.00- $46.99 $47.00- $47.99 $48.00- $48.99 $49.00- $49.99 $50.00- $50.99 $51.00- $51.99 $52.00- $52.99 $53.00- $53.99 $54.01- $55.00 $55.01- $56.00 ADS Trading Activity Since Initial Proposal (cont.) Trading Activity Since Initial Proposal (4/2/2020 – 6/12/2020) 1 Total Volume: 27.7 million VWAP 1 : $50.83 (ADS in thousands, unless otherwise indicated) Source: Bloomberg as of 6/12/2020. 1. Based on the closing price in one - minute intervals as provided by Bloomberg and the amount of volume transacted during that i ntraday window. Transaction $56.00 per ADS 0 47

Confidential | Subject to Further Review and Revision % of Total 17.1% 12.2% 19.5% 26.5% 7.2% 15.4% 2.2% 0.0% 8,221 5,842 9,380 12,715 3,456 7,398 1,035 0 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 $43.00 - $47.33 $47.33 - $51.67 $51.67 - $56.00 $56.00 - $60.33 $60.33 - $64.67 $64.67 - $69.00 $69.00 - $73.33 $73.33 - $77.66 Volume (thousands) % of Total 9.9% 17.7% 18.4% 24.3% 16.7% 11.8% 1.2% 0.0% 8,221 14,756 15,321 20,180 13,920 9,783 1,035 0 0 5,000 10,000 15,000 20,000 25,000 $43.00 - $47.33 $47.33 - $51.67 $51.67 - $56.00 $56.00 - $60.33 $60.33 - $64.67 $64.67 - $69.00 $69.00 - $73.33 $73.33 - $77.66 Volume (thousands) % of Total 6.4% 18.0% 27.4% 27.1% 12.6% 7.7% 0.8% 0.0% 8,221 23,042 35,039 34,580 16,089 9,783 1,035 0 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 $43.00 - $47.33 $47.33 - $51.67 $51.67 - $56.00 $56.00 - $60.33 $60.33 - $64.67 $64.67 - $69.00 $69.00 - $73.33 $73.33 - $77.66 Volume (thousands) % of Total 4.7% 13.2% 22.2% 26.6% 14.9% 10.8% 7.6% 0.0% 8,221 23,042 38,882 46,571 26,086 18,943 13,392 0 0 10,000 20,000 30,000 40,000 50,000 $43.00 - $47.33 $47.33 - $51.67 $51.67 - $56.00 $56.00 - $60.33 $60.33 - $64.67 $64.67 - $69.00 $69.00 - $73.33 $73.33 - $77.66 Volume (thousands) Twelve Months Prior to Initial Proposal (4/2/2020) Nine Months Prior to Initial Proposal (4/2/2020) Six Months Prior to Initial Proposal (4/2/2020) Three Months Prior to Initial Proposal (4/2/2020) Selected ADS Trading Activity Prior to Initial Proposal (4/2/2020) Source: Bloomberg. 1. Based on VWAP over specified period (last twelve months, last nine months, last six months or last three months). Reference t o “ Month” is based on Calendar months. VWAP in dollars. Volume: 175.1 million VWAP 1 : $57.99 % Volume at Price > $56: 59.9% % Volume at Price < $56: 40.1% Volume: 123.4 million VWAP 1 : $55.90 % Volume at Price > $56: 48.1% % Volume at Price < $56: 51.9% Volume: 48.0 million VWAP 1 : $56.26 % Volume at Price > $56: 51.2% % Volume at Price < $56: 48.8% Volume: 83.2 million VWAP 1 : $56.47 % Volume at Price > $56: 54.0% % Volume at Price < $56: 46.0% Transaction: $56.00/ADS Transaction: $56.00/ADS Transaction: $56.00/ADS Transaction: $56.00/ADS 48

Confidential | Subject to Further Review and Revision Selected Equity Research Analyst Recommendations Summary of Analyst Recommendations and Price Targets  Average ADS price target for the Company from ten Wall Street analysts reflected a (i) ~18.1% premium to the Company’s closin g A DS price of $49.82 per ADS on 6/12/2020, (ii) ~26.0% premium to the Company’s unaffected ADS price of $46.70 per ADS on 4/1/2020 an d (iii) ~5.0% premium to the Transaction price of $56.00 per ADS.  ADS price targets for the Company from ten Wall Street analysts decreased by 3.3% - 24.3% primarily due to the impacts from COVI D - 19, among other Company and market - specific considerations. Sources: Wall Street research, Capital IQ, public filings, Bloomberg. Note: On 4/5/2020, Bank of America moved the Company to No Rating and suspended its price target for the Company in response to the Initial Proposal on 4/2/2020. 1. Morgan Stanley and Jefferies most recent reports were published after the Initial Proposal was publicly announced. Despite kn owl edge of the Initial Proposal, their target prices remained unchanged from prior reports issued on 3/24/20 and 3/13/20, respectively. 2. Computed as Post COVID - 19 Price Target over Pre COVID - 19 Price Target. Recommendation Summary ADS Price Target Summary Recommendation No. of Brokers Selected Brokers Buy / Outperform / Overweight / Positive 5 CCB International Credit Suisse Jefferies Morgan Stanley CLSA Hold / Equal W eight / Neutral / Market Perform 5 Bank of America Deutsche Bank Goldman Sachs ICBC CICC Sell / Underperform / Underweight 0 (per ADS values in actuals) 49 Post COVID-19 Pre COVID-19 ADS Price Date of ADS Price Date of % Broker Target Report Target Report Change 2 Morgan Stanley 1 $60.00 4/2/2020 $67.00 11/19/2019 (10.4%) Jefferies 1 $63.10 4/2/2020 $68.50 11/19/2019 (7.9%) Credit Suisse $59.00 3/18/2020 $63.00 11/20/2019 (6.3%) ICBC $54.00 3/16/2020 $63.00 11/25/2019 (14.3%) Bank of America $59.00 3/16/2020 $62.00 11/20/2019 (4.8%) Goldman Sachs $66.60 3/13/2020 $69.00 12/4/2019 (3.5%) CCB International $57.50 3/13/2020 $65.00 11/20/2019 (11.5%) Deutsche Bank $58.00 3/13/2020 $61.00 12/4/2019 (4.9%) CICC $53.00 3/13/2020 $70.00 11/19/2019 (24.3%) CLSA $58.00 3/12/2020 $60.00 11/20/2019 (3.3%) Average $58.82 $64.85 (9.3%) Implied Premium / (Discount) of Average Analyst ADS Price Targets to Selected ADS Prices ADS Price Premium / (Discount) Current Closing ADS Price as of 6/12/2020 $49.82 18.1% Unaffected Closing ADS Price as of 4/1/2020 $46.70 26.0% Proposal $56.00 5.0%

Confidential | Subject to Further Review and Revision 0% 20% 40% 60% 80% 100% $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 $70.00 $80.00 $90.00 $100.00 Apr-17 Jul-17 Oct-17 Jan-18 Apr-18 Jul-18 Oct-18 Jan-19 Apr-19 Jul-19 Oct-19 Jan-20 Apr-20 Historical Equity Research Analysts’ ADS Price Targets Three Years Prior to Initial Proposal Historical Wall Street Analyst Recommendations Versus Public Stock Price (4/1/2017 – 4/1/2020) Source: Bloomberg as of 4/1/20. Note: Historical stock price targets exclude brokers for which price targets were unavailable or not customarily published. 1. Based on number of analysts included in Bloomberg consensus price target on December 31 of each respective year. 2. Represents Bloomberg consensus price target as of 4/1/2020. Hold Buy ADS Price Bloomberg Average Price Target Sell $60.31 2 $46.70 Price targets included in the chart below are based on Bloomberg consensus analyst coverage which includes additional analyst s t o the ten shown on the prior and following pages. As such, the average price target as of 4/1/2020 of $60.39/ADS shown below differs from the averag e p rice target shown on the prior page. ▪ The ten analysts shown on the prior page started coverage of the Company from 11/26/2013 to 9/8/2019. ▪ The chart below contains 19, 17, and 20 analysts in 2017, 2018 and 2019/2020, respectively 1 . 50

Confidential | Subject to Further Review and Revision ¥17,689 ¥18,477 ¥18,038 ¥19,506 ¥20,002 ¥19,350 ¥18,182 ¥19,066 ¥18,846 ¥18,563 MS Jeff. CS ICBC BofA GS CCBI DB CICC CLSA Wall Street Estimates Company Management Estimate Company Management Estimate (Excl. ZLJ) ¥19,282 ¥21,523 ¥20,201 ¥22,762 ¥21,769 ¥21,258 ¥20,860 Morgan Stanley Jefferies Credit Suisse ICBC Goldman Sachs Deutsche Bank CLSA Wall Street Estimate Company Management Estimate Company Management Estimate (Excl. ZLJ) ¥20,357 2 ¥15,583 ¥15,661 ¥15,611 ¥15,668 ¥15,810 ¥15,592 ¥15,469 ¥15,588 ¥16,079 ¥16,178 Morgan Stanley Jefferies Credit Suisse ICBC Bank of America Goldman Sachs CCB International Deutsche Bank CICC CLSA Wall Street Estimates Company Management Estimate Company Management Estimate (Excl. ZLJ) Selected Equity Research Analysts’ Projections Revenue Source: Wall Street research, Company management. Note: All Wall Street estimates are sourced from research reports published in March or April 2020. Wall Street estimates do not include ZLJ in the consolidated forecast as the acquisition was announced in May 2020. 1. Represents group consolidated (Core Business plus Zhuan Zhuan & ZLJ) estimates as provided by Company management. 2. Represents Core Business plus Zhuan Zhuan estimates as provided by Company management. (RMB in millions) CY 2020E Revenue CY 2021E Revenue CY 2022E Revenue (RMB in millions) (RMB in millions) ¥16,856 1 ¥19,430 1 ¥21,458 1 ¥16,456 2 ¥18,438 2 CY 2020E Revenue Estimate Company Management Estimate [1] ¥16,856 Company Management Estimate (Excl. ZLJ) [2] ¥16,456 Median Wall Street Estimate ¥15,636 Average Wall Street Estimate ¥15,724 CY 2021E Revenue Estimate Company Management Estimate [1] ¥19,430 Company Management Estimate (Excl. ZLJ) [2] ¥18,438 Median Wall Street Estimate ¥18,705 Average Wall Street Estimate ¥18,772 CY 2022E Revenue Estimate Company Management Estimate [1] ¥21,458 Company Management Estimate (Excl. ZLJ) [2] ¥20,357 Median Wall Street Estimate ¥21,258 Average Wall Street Estimate ¥21,093 Wall Street estimates are dated prior to announcement of ZLJ acquisition. As such, Company management’s estimate excluding ZLJ is more comparable to those of equity research analysts See above note See above note 51

Confidential | Subject to Further Review and Revision ¥4,364 ¥4,055 ¥3,611 ¥4,340 ¥5,393 ¥4,080 ¥3,635 ¥3,829 ¥4,104 MS CS ICBC BofA GS CCBI DB CICC CLSA Wall Street Estimates Company Management Estimate Company Management Estimate (Excl. ZLJ) ¥3,406 ¥3,309 ¥2,449 ¥2,150 ¥3,261 ¥2,941 ¥2,837 ¥2,765 ¥3,341 Morgan Stanley Credit Suisse ICBC Bank of America Goldman Sachs CCB International Deutsche Bank CICC CLSA Wall Street Estimates Company Management Estimate Company Management Estimate (Excl. ZLJ) Selected Equity Research Analysts’ Projections Adjusted EBITDA Source: Wall Street research, Company management. Note: All Wall Street estimates are sourced from research reports published in March or April 2020. Wall Street estimates do not include ZLJ in the consolidated forecast as the acquisition was announced in May 2020. 1. Represents group consolidated (Core Business plus Zhuan Zhuan & ZLJ) estimates as provided by Company management. 2. Represents Core Business plus Zhuan Zhuan estimates as provided by Company management. (RMB in millions) CY 2020E Adjusted EBITDA CY 2021E Adjusted EBITDA CY 2022E Adjusted EBITDA (RMB in millions) (RMB in millions) ¥1,870 1 ¥3,038 1 ¥3,656 1 ¥1,847 2 ¥2,942 2 ¥3,546 2 CY 2020E Adjusted EBITDA Estimate Company Management Estimate [1] ¥1,870 Company Management Estimate (Excl. ZLJ) [2] ¥1,847 Median Wall Street Estimate ¥2,941 Average Wall Street Estimate ¥2,940 CY 2021E Adjusted EBITDA Estimate Company Management Estimate [1] ¥3,038 Company Management Estimate (Excl. ZLJ) [2] ¥2,942 Median Wall Street Estimate ¥4,080 Average Wall Street Estimate ¥4,157 Wall Street estimates are dated prior to announcement of ZLJ acquisition. As such, Company management’s estimate excluding ZLJ is more comparable to those of equity research analysts See above note See above note ¥4,741 ¥4,680 ¥4,450 ¥6,265 ¥4,014 ¥4,538 Morgan Stanley Credit Suisse ICBC Goldman Sachs Deutsche Bank CLSA Wall Street Estimates Company Management Estimate Company Management Estimate (Excl. ZLJ) CY 2022E Adjusted EBITDA Estimate Company Management Estimate [1] ¥3,656 Company Management Estimate (Excl. ZLJ) [2] ¥3,546 Median Wall Street Estimate ¥4,609 Average Wall Street Estimate ¥4,781 52

Confidential | Subject to Further Review and Revision ¥19,667 ¥20,081 ¥18,987 ¥20,149 ¥20,035 ¥19,546 ¥19,837 ¥21,567 ¥20,489 ¥17,689 ¥18,477 ¥18,038 ¥19,506 ¥20,002 ¥19,350 ¥18,182 ¥19,066 ¥18,563 Morgan Stanley Jefferies Credit Suisse ICBC Bank of America Goldman Sachs CCB International Deutsche Bank [2] CLSA Pre COVID-19 Estimates (Q4 2019) Post COVID-19 Estimates (Q1 2020) Wall Street CY 2020E Revenue Estimates Average Pre COVID-19 Estimate ¥17,622 Average Post COVID-19 Estimate ¥15,724 Average % Change [1] (10.8%) ¥16,927 ¥17,740 ¥17,241 ¥17,350 ¥17,859 ¥16,948 ¥17,628 ¥18,586 ¥17,963 ¥17,976 ¥15,583 ¥15,661 ¥15,611 ¥15,668 ¥15,810 ¥15,592 ¥15,469 ¥15,588 ¥16,079 ¥16,178 Morgan Stanley Jefferies Credit Suisse ICBC Bank of America Goldman Sachs CCB International Deutsche Bank [2] CICC CLSA Pre COVID-19 Estimates (Q4 2019) Post COVID-19 Estimates (Q1 2020) COVID - 19 Impact on 58.com Estimates Revenue CY 2021E Revenue Estimates Source: Wall Street research, Company management. 1. Computed as average Wall Street post COVID - 19 estimate over average Wall Street pre COVID - 19 estimate. 2. The Pre COVID - 19 analyst estimates for Deutsche Bank are based on the Deutsche Bank report dated 5/29/2019, which is the latest report available prior to the COVID - 19 outbreak. 3. Does not include CICC estimates due to unavailability of pre COVID - 19 estimates for CY 2021. 7.9% 11.7% 9.5% 9.7% 11.5% 8.0% 12.2% 16.1% 10.1% 8.0% 5.0% 3.2% 0.2% 1.0% 8.3% 11.6% 10.5% 10.0% 9.4% Wall Street CY 2021E Revenue Estimates Average Pre COVID-19 Estimate [3] ¥20,040 Average Post COVID-19 Estimate [3] ¥18,764 Average % Change [1] (6.4%) CY 2020E Revenue Estimates 53

Confidential | Subject to Further Review and Revision ¥4,803 ¥4,005 ¥3,824 ¥4,328 ¥4,330 ¥4,666 ¥4,561 ¥4,364 ¥4,055 ¥3,611 ¥4,340 ¥4,080 ¥3,635 ¥4,104 Morgan Stanley Credit Suisse ICBC Bank of America CCB International Deutsche Bank [3] CLSA [4] Pre COVID-19 Estimates (Q4 2019) Post COVID-19 Estimates (Q1 2020) ¥4,238 ¥3,709 ¥3,297 ¥3,590 ¥3,821 ¥3,780 ¥3,552 ¥3,892 ¥3,406 ¥3,309 ¥2,449 ¥2,150 ¥2,941 ¥2,837 ¥2,765 ¥3,341 Morgan Stanley Credit Suisse ICBC Bank of America CCB International Deutsche Bank [3] CICC CLSA [4] Pre COVID-19 Estimates (Q4 2019) Post COVID-19 Estimates (Q1 2020) COVID - 19 Impact on 58.com Estimates Adjusted EBITDA CY 2020E Adjusted EBITDA Estimates CY 2021E Adjusted EBITDA Estimates 19.6% 10.8% 25.7% 40.1% 23.0% 24.9% 9.1% 1.3% 5.6% 0.3% 5.8% 22.1% Source: Wall Street research, Company management, Bloomberg. 1. Computed as average Wall Street post COVID - 19 estimate over average Wall Street pre COVID - 19 estimate. 2. Does not include Goldman Sachs (CY 2020E & CY 2021E) and CICC (CY 2021E) estimates due to unavailability of pre COVID - 19 estimat es for Adjusted EBITDA. 3. The Pre COVID - 19 analyst estimates for Deutsche Bank are based on the Deutsche Bank report dated 5/29/2019, which is the latest report available prior to the COVID - 19 outbreak. 4. Pre COVID - 19 estimates calculated based on provided EBIT forecast change % from Post COVID - 19 forecast. Assumes depreciation & a mortization in Post COVID - 19 forecast is unchanged from the Pre COVID - 19 forecast. 14.1% 10.0% Wall Street CY 2020E Adj. EBITDA Estimates Average Pre COVID-19 Estimate [2] ¥3,735 Average Post COVID-19 Estimate [2] ¥2,900 Average % Change [1] (22.4%) Wall Street CY 2021E Adj. EBITDA Estimates Average Pre COVID-19 Estimate [2] ¥4,360 Average Post COVID-19 Estimate [2] ¥4,027 Average % Change [1] (7.6%) 22.2% 54

Confidential | Subject to Further Review and Revision Date of Report Brokerage Recommendation Price Target ADS Price 1 Comments April 2, 2020 Morgan Stanley Overweight $60.00 $52.76 “Downside risks include: Execution risks with new initiatives such as Zhuan Zhuan and 58 Town lead the company to incur greater loss, weak macro environment hinders pace of demand recovery in recruitment and property, and intense competition leads to greater sales & marketing spending.” “Online verticals’ valuation is currently low vs. historical average, partly owing to the impact of COVID - 19. Thus, we think they have become attractive to these long - term investors.” April 2, 2020 Jefferies Buy $63.10 $52.76 “In our view the proposal is a surprise to the street, given internet sector is not undergoing privatization while there is a lack of news flow about secondary listing in HK after COVID - 19 breakout” “Demand on secondary housing and jobs are suppressed due to COVID - 19 while for primary is still positive growing YoY. Hiring demand is impacted more to SME. March 18, 2020 Credit Suisse Outperform $59.00 $44.30 “A key beneficiary of potential stimulus - with the COVID - 19 largely under control (net add in confirmed case was below 30 for nine consecutive days), strategic focus of the government is pivoted to support the resumption and normalization of business activities across industries, especially the liquidity of SMEs. The top three categories the Company operates in, namely jobs, housing and auto, are crucial areas that concern most Chinese. We believe favourable supporting or stimulus policies in any of those areas would benefit Wuba, from both investor sentiment and fundamental operations point of view.” “After 38% fall in share price in the past two months along with the market, Wuba’s current market cap (USE$6.5bn), net of cash (US$2 bn) and other investments (US$2 bn if we apply 30% holding discount), implies mere 3.1x forward EV/EBITDA, or 13.6x forward P/E at the group level, which is a multi - year low. Being a well - established industry leader, we believe the risk is skewed to the upside.” March 16, 2020 ICBC Hold $54.00 $45.16 “The epidemic has been a major growth obstacle for 58’s various businesses in 1Q20 and possibly 2Q20. Most key categories, including recruitment and pre - owned property, have recorded sharp drops in merchant activities and transaction over the past two months.” “On the other hand, helped by the online transaction nature of Zhuan Zhuan and the online migration of advertising demands from property developers, respectively, Zhuan Zhuan and the new property marketing segment recorded resilient growth so far in 1Q20. More importantly, in recent weeks, the user activities on 58’s platforms have rebounded to the normal level as seen in March 2019, demonstrating 58’s strong capability in user retention.” “A full recovery is expected in mid or late 2020, if the epidemic is well contained in China by then. While some SME clients will no longer have the resources for listing or marketing on 58’s platforms, the overall market demand will remain intact.” Equity Research Analyst Views Selected Equity Research Commentary Source: Capital IQ and Wall Street research. 1. Reflects closing share price as of applicable report date. For the reports dated 4/2/20, the closing ADS price is affected fo r the Initial Proposal announced on that date. 55

Confidential | Subject to Further Review and Revision Date of Report Brokerage Recommendation Price Target ADS Price 1 Comments March 16, 2020 Bank of America Neutral $59.00 $45.16 “The company sees the negative impact from the pandemic as being short term. It expects a U - shaped gradual recovery in 1H, as government gradually loosens controls on activities. It hopes merchants’ activities may be able to normalize in May or June, and thus 2Q revenue YoY trend may meaningfully improve from 1Q level.” “The company highlighted the following factors arising from the pandemic situation: 1) The offline - to - online budget shift is accelerated. Benefiting from more online budget allocation by property developers, the Company’s new home business achieved positive growth in 1Q. The company launched multiple services that move offline activities online… management is optimistic on their monetization potential 2) Competitive environment could become more favorable for WUBA… can be more resilient than its smaller competitors because of its adequate cash, positive profitability, strong tech capability, and synergy from multiple verticals 3) The company has taken proactive measures in 1Q to control costs, scale back ad spend and control headcount March 13, 2020 Jefferies Buy $63.10 $50.98 “The pent up demand will resume post virus as people need to look for jobs, housing and local services. Hiring demand for large corporates is still there while slowdown or suspension of operations negatively impact hiring needs for SME. “Online marketing revenue for new homes is better than secondary and rental as property developers have more capital resources to drive business and engage with customers vs agents. It is positive for WUBA as developers are shifting ad budget from offline to online due to the slowdown in offline activities on Covid - 19. Travel restrictions lead to a slowdown in rentals as migrant workers are not yet fully back to work.” March 13, 2020 Morgan Stanley Overweight $60.00 $50.98 “High business exposure to online housing and online blue - collar recruitment makes 58.com vulnerable to the impact of COVID - 19. We expect its businesses to gradually recover in late - April/mid - May after significant revenue decline in 1Q20… We expect the recovery in demand for these businesses to be slower than that of other Internet segments.” “Moving beyond 1Q20, we expect WUBA's core segments to see gradual recovery, albeit at different rates, as China's underlying growth is not derailed. We expect recruitment demand to recover earlier, given gradual work resumption. However, it may take time for demand in discretionary - related segments (auto and housing) to improve.” “58’s leading positions in recruitment and real estate in China give it highly predictable revenue flow, high profitability, and strong cash generation despite a near - term overhang as a result of the outbreak.” Equity Research Analyst Views (cont.) Source: Capital IQ and Wall Street research. 1. Reflects closing share price as of applicable report date. Selected Equity Research Commentary 56

Confidential | Subject to Further Review and Revision Date of Report Brokerage Recommendation Price Target ADS Price 1 Comments March 13, 2020 Goldman Sachs Neutral $66.60 $50.98 “WUBA expects its business to be significantly impacted by COVID - 19, and guided for total revenue at RMB2.16 – RMB 2.26 billion, (27%) YoY at the midpoint, with is 23%/33% below Goldman Sachs estimates and consensus estimates, respectively” “By vertical, the secondary housing segment is likely to experience the greatest impact from the COVID - 19 outbreak, followed by autos/jobs/yellow pages; meanwhile primary housing and used goods platform (Zhuan Zhuan) should remain relatively robust” “Primary real estate: According to the Central Plains Real Estate Research Center, since late January, transaction volume of most developers has declined by 95% compared to the previous CY period. WUBA believes its strong technology capabilities and know - how in the housing marketing could address the needs from property developers…WUBA developed and launched new lives streaming and VR features for real estate agents across 50 cities.” “Secondary real estate: WUBA has seen severe impact on secondary housing demand amid the COVID - 19 outbreak, and expects a slower recovery for the vertical (c.1.3mn paying agents on the platform in 4Q) vs. others such as Jobs/Yellow Pages.” “Jobs: We continue to observe healthy work normalization trends across China. Management noted that traffic in the Job vertical is already getting close to the same level of last year.” March 13, 2020 CCB International Outperform $57.70 $50.98 “We believe the current lull in its business will be temporary. Almost all of the Company’s customers are on hold. However, these customers will slowly start to recover as soon as the quarantine period comes to an end.” “Compared with its competitors, 58.com is on relatively higher ground as it sits on RMB14.3 billion in cash and short - term investments.” “Positive view of the Company’s ‘all - in service strategy’ to better understand the needs of customers and turn solutions into innovative products” March 13, 2020 Deutsche Bank Hold $58.00 $50.98 “1Q20 guidance is weaker than other internet peers’ mainly due to its high reliance on offline sectors, such as jobs, property, used cars, yellow pages… the main issue is the supply side due to the slow recovery of merchants, while user traffic has seen a fast pick up with job searching traffic already returning to the same level as last year” “Housing is more impacted than jobs due to the lower priority to resuming operations in real estate agencies and close management of communities. However, housing may recover faster than jobs after COVID - 19, as demand for housing is only delayed but will not vanish.” Equity Research Analyst Views (cont.) Source: Capital IQ and Wall Street research. 1. Reflects closing share price as of applicable report date. Selected Equity Research Commentary 57

Confidential | Subject to Further Review and Revision Date of Report Brokerage Recommendation Price Target ADS Price 1 Comments March 13, 2020 CICC Neutral $53.00 $50.98 “We expect WUBA to see prolonged impact from COVID - 19 outbreak, considering hiring takes longer to return to normal than other economic activities.” “The COVID - 19 outbreak has negatively impacted several major business lines, including hiring, second hand property, car sales, as well as its fast growing new house sales, indicated by 1Q20 guidance of a 25 - 29% YoY decline. We expect the impact to last into 2Q20 before a recovery in 2H20.” “We expect WUBA to show more discipline in spending in 2020, both personnel and sales and marketing, to offset unfavorable impact on profit amid top - line pressure. We think this could create an opportunity for private equity backed competitors such as Ke.com and Boss Zhipin to gain talent and brand awareness, leading to unfavorable competition for WUBA.” “ZZ’s user growth slowed in past 2 years, with major monetization methods limited to phone - related sales. In the meantime, its competitor Xianyu, leveraging mobile Taobao, is widening the gap in user scale compared with ZZ. Amid a deteriorating competitive landscape and less visibility in monetization, we expect more difficulties for ZZ in raising funds and unlocking SoTP value for the WUBA Group.” March 12, 2020 CLSA Outperform $58.00 $50.08 “58.com expects business will be hit badly with a 25 - 29% revenue decline in 1Q20 given a significant drop in property and hiring offline activities. The impact will carry into 2Q, yet revenue growth will likely return to a normal 15% in 2H.” “Overall business may only breakeven in 1Q. The company is badly hit by COVID - 19 as most of its customers’ businesses are offline.” “Its primary property revenue may still see positive growth as developers actively promote new properties to attract customers’ deposits. Secondary property transaction is close to zero. Only half of property agencies are back to work (30% two weeks ago), and activities recover slowly.” “Job is also badly impacted but better than secondary property as it covers customers from a broad spectrum of verticals. Hiring of online companies is ongoing, while hiring of restaurants is the slowest.” “58.com sees user traffic, information, and customer interaction back to last year’s level, showing users’ fundamental demand that may translate to transaction later. 58Town maintains robust traffic growth and may start monetization in 2H.” Equity Research Analyst Views (cont.) Source: Capital IQ and Wall Street research. 1. Reflects closing share price as of applicable report date. Selected Equity Research Commentary 58

Page 1. Executive Summary 6 2. Financial Analyses 12 3. Appendices 26 Recent Transactions & Implied Valuations of Selected LT Investments 27 Additional US - Listed Chinese Internet Companies Information 33 Selected Public Market Observations 41 Additional Classifieds Companies Information - Illustrative Only 59 Glossary 68 4. Disclaimer 70

Confidential | Subject to Further Review and Revision Illustrative Selected Classifieds Companies Information (dollars in millions, except per share / ADS values) Source: Bloomberg, Public filings and Capital IQ. Note: No company used for comparative purposes is identical to the Company. Note: Multiples less than zero and greater than 100x deemed not meaningful. 1. Enterprise value equals equity market value + debt outstanding + preferred stock + minority interests – cash and cash equivalent s. 2. Based on closing prices as of 6/12/2020. 3. Based on diluted shares. 4. Multiples based on forward looking financial information may have been calendarized to the Company’s fiscal year end of Decem ber 31st. 60 Share Equity Market Enterprise Enterprise Value [1] to Adjusted EBITDA Accepted Range Exchange Country Price [2] Value [2,3] Value [2,3] CY 2020E [4] CY 2021E [4] CY 2022E [4] Multiple Classifieds Adevinta ASA OB Norway $10.05 $6,884.7 $7,012.7 40.3x 26.8x 21.2x Info Edge (India) Limited NSEI India $37.09 4,575.1 4,373.0 74.2x 60.3x NA Median 57.3x 43.5x 21.2x Mean 57.3x 43.5x 21.2x Automobile Classifieds Auto Trader Group plc LSE United Kingdom $6.64 $6,441.1 $6,810.3 25.0x 21.5x 16.0x CarGurus, Inc. NasdaqGS United States $25.49 2,971.8 2,816.1 NMFNMF 51.0x 27.4x Cars.com Inc. NYSE United States $6.28 454.4 1,061.8 8.9x 6.7x 6.5x carsales.com Ltd ASX Australia $11.18 2,756.4 3,013.5 21.7x 19.4x 17.2x Median 21.7x 20.5x 16.6x Mean 18.5x 24.7x 16.8x Jobs Classifieds en-japan inc. TSE Japan $27.41 1,253.8 979.8 8.0x 6.9x 7.1x HeadHunter Group PLC NasdaqGS Russia $21.60 1,080.0 1,124.1 22.5x 15.8x 11.9x Recruit Holdings Co., Ltd. TSE Japan $35.52 58,677.0 56,480.3 18.4x 15.3x 12.1x SEEK Limited ASX Australia $13.33 4,849.7 5,957.0 20.6x 17.3x 15.3x Median 19.5x 15.5x 12.0x Mean 17.4x 13.8x 11.6x Real Estate Classifieds REA Group Limited ASX Australia $70.17 $9,242.7 $9,344.8 27.5x 23.1x 20.1x Rightmove plc LSE United Kingdom $7.02 6,155.4 6,147.7 32.7x 22.8x 20.7x Scout24 AG XTRA Germany $75.96 8,004.9 6,105.6 26.0x 22.2x 19.1x Median 27.5x 22.8x 20.1x Mean 28.8x 22.7x 20.0x All Selected Classifieds Companies Low 8.0x 6.7x 6.5x High 74.2x 60.3x 27.4x Median 23.8x 21.5x 16.6x Mean 27.2x 23.8x 16.2x 58.com Inc. (Current as of 6/12/2020) $49.82 $7,736.3 $5,262.0 12.7x 9.0x 7.8x 58.com Inc. (Unaffected as of 4/1/2020) $46.70 $7,203.8 $4,813.2 11.6x 8.2x 7.1x

Confidential | Subject to Further Review and Revision $58,677 $9,243 $8,005 $7,204 $6,885 $6,441 $6,155 $4,850 $4,575 $2,972 $2,756 $1,254 $1,080 $5,503 $8,922 1 2 3 4 5 6 7 8 9 10 11 12 13 Illustrative Selected Benchmarking Data Selected Classifieds Companies Market Capitalization 1 CY 2018 to CY 2019 Revenue Growth Sources: Capital IQ, Bloomberg and public filings. Note: No company used for comparative purposes is identical to the Company. 1. As of 6/12/2020. Figures shown for 58.com Consolidated are based on the unaffected date of 4/1/2020. 2. Based solely on Selected Classifieds Companies. (dollars in millions) Mean [2] 58.com Median [2] Multiple Classifieds Companies Automobile Classifieds Companies Jobs Classifieds Companies Real Estate Classifieds Companies Mean [2] 58.com Median [2] Multiple Classifieds Companies Automobile Classifieds Companies Jobs Classifieds Companies Real Estate Classifieds Companies 61 99.4% 29.7% 27.3% 18.6% 17.3% 17.1% 14.4% 10.1% 9.9% 9.3% 8.0% 5.3% 1.8% - 0.3% - 1.6% - 8.4% 9.3% 9.5% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16

Confidential | Subject to Further Review and Revision Illustrative Selected Benchmarking Data Selected Classifieds Companies CY 2019 to CY 2021E Revenue Growth CY 2018 to CY 2019 Adjusted EBITDA Growth Mean [1] 58.com Median [1] Multiple Classifieds Companies Automobile Classifieds Companies Jobs Classifieds Companies Real Estate Classifieds Companies Sources: Capital IQ, Bloomberg and public filings. Note: No company used for comparative purposes is identical to the Company. 1. Based solely on Selected Classifieds Companies. Mean [1] 58.com Median [1] Multiple Classifieds Companies Automobile Classifieds Companies Jobs Classifieds Companies Real Estate Classifieds Companies 99.0% 13.0% 12.4% 11.7% 10.0% 11.0% 7.8% 7.6% 7.4% 6.4% 6.0% 5.7% 5.3% - 0.4% - 1.4% - 1.9% 6.4% 6.4% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 48.4% 36.5% 23.9% 16.1% 1.8% 7.6% 6.7% 3.7% 2.8% 0.8% 0.4% 0.2% - 0.7% - 1.5% - 27.4% NMF 1.8% 7.6% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 62

Confidential | Subject to Further Review and Revision Illustrative Selected Benchmarking Data Selected Classifieds Companies CY 2019 to CY 2021E Adjusted EBITDA Growth CY 2019 Adjusted EBITDA Margin % Mean [1] 58.com Median [1] Multiple Classifieds Companies Automobile Classifieds Companies Jobs Classifieds Companies Real Estate Classifieds Companies Sources: Capital IQ, Bloomberg and public filings. Note: No company used for comparative purposes is identical to the Company. 1. Based solely on Selected Classifieds Companies. Mean [1] 58.com Median [1] Multiple Classifieds Companies Automobile Classifieds Companies Jobs Classifieds Companies Real Estate Classifieds Companies 23.0% 17.1% 15.6% 12.4% 13.9% 11.8% 9.9% 10.0% 8.5% 6.7% 0.5% - 0.2% - 1.9% - 3.3% - 6.6% NMF 10.0% 9.8% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 74.6% 71.1% 57.1% 50.5% 49.7% 49.3% 34.4% 27.9% 26.4% 26.0% 25.9% 22.5% 19.4% 14.4% 8.1% NMF 34.4% 39.2% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 63

Confidential | Subject to Further Review and Revision 80.6% 16.8% 12.9% 4.8% 4.2% 4.2% 2.3% 1.9% 0.4% 0.3% NA NA NA NA NA NA 3.2% 12.3% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 Illustrative Selected Benchmarking Data Selected Classifieds Companies CY 2021E Adjusted EBITDA Margin % CY 2019 Stock Based Compensation / Adjusted EBITDA Mean [1] 58.com Median [1] Multiple Classifieds Companies Automobile Classifieds Companies Jobs Classifieds Companies Real Estate Classifieds Companies Sources: Capital IQ, Bloomberg and public filings. Note: No company used for comparative purposes is identical to the Company. 1. Based solely on Selected Classifieds Companies. Mean [1] 58.com Median [1] Multiple Classifieds Companies Automobile Classifieds Companies Jobs Classifieds Companies Real Estate Classifieds Companies 64 74.9% 70.9% 61.2% 57.8% 50.1% 50.0% 33.5% 29.6% 27.2% 25.5% 24.7% 20.9% 15.6% 15.6% 8.5% - 34.3% 33.5% 40.7% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16

Confidential | Subject to Further Review and Revision Illustrative Selected Benchmarking Data Selected Classifieds Companies CY 2019 Long Term Investments 1 / Market Capitalization 2 Sources: Capital IQ, Bloomberg and public filings. Note: No company used for comparative purposes is identical to the Company. 1. Based on book value of long term investments for the most recent quarter for which financial information has been made pub lic , except for 58.com which is based on the most recent quarter. 2. As of 6/12/2020. 2. Based solely on Selected Classifieds Companies. Mean [2] 58.com Median [2] Multiple Classifieds Companies Automobile Classifieds Companies Jobs Classifieds Companies Real Estate Classifieds Companies 15.1% 6.2% 5.6% 2.9% 2.9% 2.4% 2.4% 2.4% 2.1% 1.0% 0.2% 0.0% NA NA 2.4% 2.2% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 65

Confidential | Subject to Further Review and Revision Float and Trading Observations Selected Classifieds Companies Public Float / Shares Outstanding 90 - Day Average Daily Volume / Public Float Source: Capital IQ as of 6/12/2020. Multiple Classifieds Automobile Classifieds Jobs Classifieds Real Estate Classifieds 66 Multiple Classifieds Automobile Classifieds Jobs Classifieds Real Estate Classifieds 34.2% 51.0% 97.2% 65.1% 90.0% 93.0% 69.5% 37.5% 73.3% 93.9% 37.8% 99.0% 78.6% 66.4% 67.3% 66.5% Adevinta ASA Info Edge (India) Limited Auto Trader Group plc CarGurus, Inc. carsales.com Ltd Cars.com Inc. en-japan inc. HeadHunter Group PLC Recruit Holdings Co., Ltd. SEEK Limited REA Group Limited Rightmove plc Scout24 AG Mean Median 58.com Inc. 0.22% 0.76% 0.62% 2.76% 0.59% 3.60% 1.47% 0.57% 0.66% 0.61% 0.78% 0.45% 0.71% 1.10% 0.74% 0.84% Adevinta ASA Info Edge (India) Limited Auto Trader Group plc CarGurus, Inc. carsales.com Ltd Cars.com Inc. en-japan inc. HeadHunter Group PLC Recruit Holdings Co., Ltd. SEEK Limited REA Group Limited Rightmove plc Scout24 AG Mean Median 58.com Inc.

Confidential | Subject to Further Review and Revision Float and Trading Observations (cont.) Selected Classifieds Companies 90 - Day Average Daily Volume / Shares Outstanding 90 - Day Average Daily Trading Value Source: Capital IQ as of 6/12/2020. (dollars in millions) 67 Multiple Classifieds Automobile Classifieds Jobs Classifieds Real Estate Classifieds Multiple Classifieds Automobile Classifieds Jobs Classifieds Real Estate Classifieds 0.07% 0.39% 0.57% 1.79% 0.53% 3.34% 1.02% 0.21% 0.49% 0.57% 0.29% 0.45% 0.57% 0.76% 0.51% 0.56% Adevinta ASA Info Edge (India) Limited Auto Trader Group plc CarGurus, Inc. carsales.com Ltd Cars.com Inc. en-japan inc. HeadHunter Group PLC Recruit Holdings Co., Ltd. SEEK Limited REA Group Limited Rightmove plc Scout24 AG Mean Median 58.com Inc. $4.6 $15.1 $30.2 $43.9 $11.6 $12.1 $10.2 $1.8 $8.3 $21.5 $21.3 $24.4 $40.1 $21.5 $18.2 $43.4 Adevinta ASA Info Edge (India) Limited Auto Trader Group plc CarGurus, Inc. carsales.com Ltd Cars.com Inc. en-japan inc. HeadHunter Group PLC Recruit Holdings Co., Ltd. SEEK Limited REA Group Limited Rightmove plc Scout24 AG Mean Median 58.com Inc.

Page 1. Executive Summary 6 2. Financial Analyses 12 3. Appendices 26 Recent Transactions & Implied Valuations of Selected LT Investments 27 Additional US - Listed Chinese Internet Companies Information 33 Selected Public Market Observations 41 Additional Classifieds Companies Information - Illustrative Only 59 Glossary 68 4. Disclaimer 70

Confidential | Subject to Further Review and Revision Glossary of Terms Definition Description Adjusted EBIT Earnings Before Interest and Taxes, adjusted for certain other non - recurring items Adjusted EBITDA Earnings Before Interest, Taxes, Depreciation and Amortization, adjusted for certain other non - recurring items ADS American Depository Shares CAGR Compound Annual Growth Rate CY Calendar Year E Estimated LTM Latest Twelve Months or the Most Recently Completed 12 - Month Period for which Financial Information has been Made Public in the case of the Selected Companies NA Not Available NMF Not Meaningful Figure RMB Chines Yuan (Renminbi) RSU Restricted Stock Unit USD United States Dollar VWAP Volume - Weighted Average Price YTD Year to Date 69

Page 1. Executive Summary 6 2. Financial Analyses 12 3. Appendices 26 4. Disclaimer 70

Confidential | Subject to Further Review and Revision This presentation, and any supplemental information (written or oral) or other documents provided in connection therewith (co lle ctively, the “materials”), are provided solely for the information of the Special Committee (the “Committee”) of the Board of Directors (the “Board”) of 58.com Inc. (the “Company”) by Houlihan Lokey in conne cti on with the Committee’s consideration of a potential transaction (the “Transaction”) involving the Company. This presentation is incomplete without reference to, and should be considered in conju nct ion with, any supplemental information provided by and discussions with Houlihan Lokey in connection therewith. Any defined terms used herein shall have the meanings set forth herein, even if such def ined terms have been given different meanings elsewhere in the materials. The materials are for discussion purposes only. Houlihan Lokey expressly disclaims any and all liability, whether direct or i ndi rect, in contract or tort or otherwise, to any person in connection with the materials. The materials were prepared for specific persons familiar with the business and affairs of the Company for use in a s pecific context and were not prepared with a view to public disclosure or to conform with any disclosure standards under any state, federal or international securities laws or other laws, rules or regul ati ons, and none of the Committee, the Company or Houlihan Lokey takes any responsibility for the use of the materials by persons other than the Committee. The materials are provided on a confidential ba sis solely for the information of the Committee and may not be disclosed, summarized, reproduced, disseminated or quoted or otherwise referred to, in whole or in part, without Houlihan Lokey’s expres s p rior written consent. Notwithstanding any other provision herein, the Company (and each employee, representative or other agent of the Company) may di sclose to any and all persons without limitation of any kind, the tax treatment and tax structure of any transaction and all materials of any kind (including opinions or other tax analyses, if an y) that are provided to the Company relating to such tax treatment and structure. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentenc e s hall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, the tax treatment of a transaction is the purported or claimed U.S. income or franchise ta x t reatment of the transaction and the tax structure of a transaction is any fact that may be relevant to understanding the purported or claimed U.S. income or franchise tax treatment of the transaction. If the C omp any plans to disclose information pursuant to the first sentence of this paragraph, the Company shall inform those to whom it discloses any such information that they may not rely upon such informat ion for any purpose without Houlihan Lokey’s prior written consent. Houlihan Lokey is not an expert on, and nothing contained in the materials should be construed as advice with regard to, legal, accoun tin g, regulatory, insurance, tax or other specialist matters. Houlihan Lokey’s role in reviewing any information was limited solely to performing such a review as it deemed necessary to support its own advice and analysis and was not on behalf of the Committee. The materials necessarily are based on financial, economic, market and other conditions as in effect on, and the information ava ilable to Houlihan Lokey as of, the date of the materials. As you are aware, the credit, financial and stock markets have been experiencing unusual volatility and we express no opinion or view as to the ef fects of such volatility on the Transaction or the Company and this presentation does not address or purport to address any potential changes or developments in such markets or volatility. Furthermore, as y ou are aware, there is significant uncertainty as to the potential direct and indirect business, financial, economic and market implications and consequences of the spread of the coronavirus and associat ed illnesses and the actions and measures that countries, central banks, international financing and funding organizations, stock markets, businesses and individuals may take to address the spread o f t he coronavirus and associated illnesses including, without limitation, those actions and measures pertaining to fiscal or monetary policies, legal and regulatory matters and the credit, financial and st ock markets (collectively, the “Pandemic Effects”), and the Pandemic Effects could have a material impact on our analyses and this presentation. Although subsequent developments may affect the contents of the ma terials, Houlihan Lokey has not undertaken, and is under no obligation, to update, revise or reaffirm the materials, except as may be expressly contemplated by Houlihan Lokey’s engagement letter. The mat erials are not intended to provide the sole basis for evaluation of the Transaction and do not purport to contain all information that may be required. The materials do not address the underlying b usi ness decision of the Company or any other party to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or transactions tha t m ight be available for the Company or any other party. The materials do not constitute any opinion, nor do the materials constitute a recommendation to the Board, the Committee, the Company, any securi ty holder of the Company or any other party as to how to vote or act with respect to any matter relating to the Transaction or otherwise or whether to buy or sell any assets or securities of any comp any . Houlihan Lokey’s only opinion is the opinion, if any, that is actually delivered to the Committee. In preparing the materials Houlihan Lokey has acted as an independent contractor and nothing in the materia ls is intended to create or shall be construed as creating a fiduciary or other relationship between Houlihan Lokey and any party. The materials may not reflect information known to other professionals in oth er business areas of Houlihan Lokey and its affiliates. Disclaimer 71

Confidential | Subject to Further Review and Revision The preparation of the materials was a complex process involving quantitative and qualitative judgments and determinations wi th respect to the financial, comparative and other analytic methods employed and the adaption and application of these methods to the unique facts and circumstances presented and, therefore, is not read ily susceptible to partial analysis or summary description. Furthermore, Houlihan Lokey did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitativ e j udgments as to the significance and relevance of each analysis and factor. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect th e v alue of particular techniques. Accordingly, the analyses contained in the materials must be considered as a whole. Selecting portions of the analyses, analytic methods and factors without considerin g a ll analyses and factors could create a misleading or incomplete view. The materials reflect judgments and assumptions with regard to industry performance, general business, economic, regulatory, mark et and financial conditions and other matters, many of which are beyond the control of the participants in the Transaction. Any estimates of value contained in the materials are not necessarily indicat ive of actual value or predictive of future results or values, which may be significantly more or less favorable. Any analyses relating to the value of assets, businesses or securities do not purport to be appraisal s o r to reflect the prices at which any assets, businesses or securities may actually be sold. The materials do not constitute a valuation opinion or credit rating. The materials do not address the consideration to be paid or received in, the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Transaction or otherwise. F urt hermore, the materials do not address the fairness of any portion or aspect of the Transaction to any party. In preparing the materials, Houlihan Lokey has not conducted any physical inspection or indepen den t appraisal or evaluation of any of the assets, properties or liabilities (contingent or otherwise) of the Company or any other party and has no obligation to evaluate the solvency of the Company or any other party under any law. All budgets, projections, estimates, financial analyses, reports and other information with respect to operations (including est imates of potential cost savings and expenses) reflected in the materials have been prepared by management of the relevant party or are derived from such budgets, projections, estimates, financial analyse s, reports and other information or from other sources, which involve numerous and significant subjective determinations made by management of the relevant party and/or which such management has reviewed and found reasonable. The budgets, projections and estimates (including, without limitation, estimates of potential cost savings and synergies) contained in the materials may or may not be achieved and differences between projected results and those actually achieved may be material. Houlihan Lokey has relied upon representations made by management of the Company and other participants in the Tran sac tion that such budgets, projections and estimates have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management (or, with res pect to information obtained from public sources, represent reasonable estimates), and Houlihan Lokey expresses no opinion with respect to such budgets, projections or estimates or the assumptions on which they are based. The scope of the financial analysis contained herein is based on discussions with the Company (including, without limitation, regarding the methodologies to be utilized), and Hou lih an Lokey does not make any representation, express or implied, as to the sufficiency or adequacy of such financial analysis or the scope thereof for any particular purpose. Houlihan Lokey has assumed and relied upon the accuracy and completeness of the financial and other information provided to, dis cussed with or reviewed by it without (and without assuming responsibility for) independent verification of such information, makes no representation or warranty (express or implied) in respect of the ac curacy or completeness of such information and has further relied upon the assurances of the Company and other participants in the Transaction that they are not aware of any facts or circumstances tha t w ould make such information inaccurate or misleading. In addition, Houlihan Lokey has relied upon and assumed, without independent verification, that there has been no change in the business, assets, lia bilities, financial condition, results of operations, cash flows or prospects of the Company or any other participant in the Transaction since the respective dates of the most recent financial statements an d o ther information, financial or otherwise, provided to, discussed with or reviewed by Houlihan Lokey that would be material to its analyses, and that the final forms of any draft documents reviewed b y H oulihan Lokey will not differ in any material respect from such draft documents. The materials are not an offer to sell or a solicitation of an indication of interest to purchase any security, option, commo dit y, future, loan or currency. The materials do not constitute a commitment by Houlihan Lokey or any of its affiliates to underwrite, subscribe for or place any securities, to extend or arrange credit, or to provide any other services. In the ordinary course of business, certain of Houlihan Lokey’s affiliates and employees, as well as investment funds in which they may have financial interests or with which they m ay co - invest, may acquire, hold or sell, long or short positions, or trade or otherwise effect transactions, in debt, equity, and other securities and financial instruments (including loans and other obl iga tions) of, or investments in, the Company, any Transaction counterparty, any other Transaction participant, any other financially interested party with respect to any transaction, other entities or part ies that are mentioned in the materials, or any of the foregoing entities’ or parties’ respective affiliates, subsidiaries, investment funds, portfolio companies and representatives (collectively, the “Interested Pa rties”), or any currency or commodity that may be involved in the Transaction. Houlihan Lokey provides mergers and acquisitions, restructuring and other advisory and consulting services to clients, which may have in the past included, or may currently or in the future include, one or more Interested Parties, for which services Houlihan Lokey has received, and may receive, compensation. Although Houlihan Lok ey in the course of such activities and relationships or otherwise may have acquired, or may in the future acquire, information about one or more Interested Parties or the Transaction, or that otherwis e m ay be of interest to the Board, the Committee, or the Company, Houlihan Lokey shall have no obligation to, and may not be contractually permitted to, disclose such information, or the fact that Houlihan Lok ey is in possession of such information, to the Board, the Committee, or the Company or to use such information on behalf of the Board, the Committee, or the Company. Houlihan Lokey’s personnel may make st atements or provide advice that is contrary to information contained in the materials. Disclaimer (cont.) 72

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